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                                                                   Exhibit 10.12

                                  OFFICE LEASE

                                     between
             MSK FINANCIAL SERVICES, INC., A CALIFORNIA CORPORATION
                          (DBA ACCREDITED HOME LENDERS)

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                                     Tenant

                                       and

                         MBL Life Assurance Corporation

                              Date: AUGUST 29, 1995

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Article 1    Basic Lease Information
    1.1      Basic Lease Information
    1.2      Definitions
    1.3      Exhibits
Article 2    Agreement
Article 3    Term, Delivery, and Acceptance of Premises
    3.1      Delivery of Possession
    3.2      Early Entry
Article 4    Monthly Rent
Article 5    Operating Expenses
    5.1      General
    5.2      Estimated Payments
    5.3      Annual Settlement
    5.4      Final Proration
    5.5      Other Taxes
    5.6      Additional Rent
Article 6    Insurance
    6.1      Landlord's Insurance
    6.2      Tenant's Insurance
    6.3      Forms of Policies
    6.4      Waiver of Subrogation
    6.5      Adequacy of Coverage
Article 7    Use
Article 8    Requirements of Law; Fire Insurance
    8.1      General
    8.2      Hazardous Materials
    8.3      Certain Insurance Risks
Article 9    Assignment and Subletting
    9.1      General
    9.2      Submission of Information
    9.3      Payments to Landlord
    9.4      Prohibited Transfers
    9.5      Landlord's Options
    9.6      Permitted Transfer
Article 10   Rules and Regulations
Article 11   Common Areas
Article 12   Landlord's Services
   12.1      Landlord's Repair and Maintenance
   12.2      Landlord's Other Services
   12.3      Tenant's Costs
   12.4      Limitation on Liability
Article 13   Tenant's Care of the Premises
Article 14   Alterations
   14.1      General
   14.2      Free-Standing Partitions
   14.3      Removal
Article 15   Mechanics' Liens
Article 16   End of Term
Article 17   Eminent Domain
Article 18   Damage and Destruction
Article 19   Subordination
   19.1      General
   19.2      Attornment
   19.3      Non-Disturbance
Article 20   Entry by Landlord
Article 21   Indemnification, Waiver, and Release
   21.1      Indemnification
   21.2      Waiver and Release
Article 22   Security Deposit
Article 23   Quiet Enjoyment
Article 24   Effect of Sale
Article 25   Default
   25.1      Events of Default
   25.2      Landlord's Remedies
   25.3      Certain Damages
   25.4      Continuing Liability After Termination
   25.5      Cumulative Remedies
   25.6      Waiver of Redemption
Article 26   Parking
Article 27   Miscellaneous
   27.1      No Offer
   27.2      Joint and Several Liability
   27.3      No Construction Against Drafting Party
   27.4      Time of the Essence
   27.5      No Recordation
   27.6      No Waiver
   27.7      Limitation on Recourse
   27.8      Estoppel Certificates
   27.9      Attorneys' Fees
   27.10     No Merger
   27.11     Holding Over
   27.12     Notices
   27.13     Severability
   27.14     Written Amendment Required
   27.15     Entire Agreement
   27.16     Captions
   27.17     Notice of Landlord's Default
   27.18     Authority
   27.19     Brokers
   27.20     Governing Law
   27.21     Late Payments
   27.22     No Easements for Air or Light
   27.23     Tax Credits
   27.24     Relocation of the Premises
   27.25     Financial Reports
   27.26     Landlord's Fees
   27.27     Binding Effect
   27.28     Terms
   27.29     Definition of Landlord
   27.30     Rights Cumulative
   27.31     Change of Building Name
   27.32     Force Majeure
   27.33     Third Party Beneficiary
   27.34     No Joint Venture
   27.35     Remedies
   27.36     WAIVER OF JURY TRIAL
Addenda and Exhibits

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THIS OFFICE LEASE ("Lease") is entered into by Landlord and Tenant as described in the following basic lease Information on the date that is set forth for reference only In the following basic lease information. Landlord and Tenant agree:

ARTICLE 1 BASIC LEASE INFORMATION

1.1 Basic Lease Information. In addition to the terms that are defined elsewhere in this Lease, these terms are used in this Lease:

     (a)  LEASE DATE: August 29, 1995

     (b)  LANDLORD: MBL Life Assurance Corporation

     (c)  LANDLORD'S ADDRESS:
                    1600 Promenade Center, Suite 1100
                    Richardson. TX 75080

          with a copy at the same time to: MBL Life Assurance Corporation Real Estate Investment Division, 520 Broad Street, Newark, NJ 07102-3184

     (d)  TENANT: MSK Financial Services, Inc., a California corporation
                  (dba Accredited Home Lenders)

     (e) TENANT'S ADDRESS: The Premises as defined in this Lease with a copy at the same time to:
                    10968 Via Frontera
                    San Diego, CA 92127

     (f)  BUILDING ADDRESS: 15030 Avenue of Science
                            Suite 100
                            San Diego, CA 92128

     (g) PREMISES: The premises shown on Exhibit A to this Lease, known as Suite 100.

     (h)  RENTABLE AREA OF THE PREMISES: 9,998 square feet.

     (i)  RENTABLE AREA OF THE BUILDING: 115,862 square feet.

     (j) TERM: Sixty (60) months, beginning on the Commencement Date and expiring on the Expiration Date.

     (k) COMMENCEMENT DATE: November 15, 1995 or as extended pursuant to the Workletter.

     (l) EXPIRATION DATE: November 14, 2000 or as extended pursuant to the Workletter.

     (m)  SECURITY DEPOSIT: $11,497

     (n)  MONTHLY RENT:

          *    Rent shall be fully abated for the first two months of the term.

          Amount Per Month:   Commencing On:      Ending On:
          -----------------   --------------      ----------

          $11,497.70          November 15, 1995*  November 14, 1996
          $11,957.60          November 15, 1996   November 14, 1997
          $12,435.91          November 15, 1997   November 14, 1998
          $12,933.35          November 15, 1998   November 14, 1999
          $13,450.68          November 15, 1999   November 14, 2000

     (o) OPERATING EXPENSE BASE: $1996 Base Year per square foot of Rentable Area of the Building per annum.

     (p) TENANT'S SHARE: nine (9%) percent (determined by dividing the Rentable Area of the Premises by the Rentable Area of the Building, multiplying the resulting quotient by 100, and rounding to the 3rd

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     (q)  PARKING SPACES: 40 spaces according to Article 26.

     (r) PARKING CHARGE: $-0- per parking space per month, subject to adjustments specified in Article 26.

     (s)  BROKER: Grubb & Ellis
                  Ramsey Commercial

     (t) BUSINESS HOURS: 7:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday.

1.2  Definitions.

     (a) ADDITIONAL RENT: Any amounts that this Lease requires Tenant to pay in addition to Monthly Rent.

     (b) BUILDING: The building located on the Land and of which the Premises are a part.

     (c) LAND: The land on which the Project is located and which is described on Exhibit B.

     (d) PRIME RATE: The rate of interest from time to time announced by The Wall Street Journal as the "prime rate." If The Wall Street Journal or any reasonable successor to it ceases to announce the prime rate, the Prime Rate will be a comparable interest rate designated by Landlord to replace the Prime Rate.

     (e) PROJECT: The development consisting of the Land and all improvements built on the Land, including without limitation the Building, parking lot, parking structure, if any, walkways, driveways, fences, and landscaping.

     (f)  RENT: The Monthly Rent and Additional Rent.

     (g) WORKLETTER: The workletter attached to this Lease as Exhibit C (if any).

     If any other provision of this Lease contradicts any definition of this
     Article 1, the other provision will prevail.

1.3 Exhibits. The following exhibits and addenda are attached to this Lease and are made part of this Lease:

     EXHIBIT A - The Premises
     EXHIBIT B - Legal Description of the Land
     EXHIBIT C - Workletter
     EXHIBIT D - Rules and Regulations
     EXHIBIT E - Commencement Date and Estoppel Certificate
     EXHIBIT F - Option to Extend.

     ADDENDUM:
     RIDER TO LEASE

           *****[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]*****

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In consideration for the Rent, and other covenants and agreements made by
Tenant, Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, according to this Lease. The duration of this Lease will be the Term. The Term will commence on the Commencement Date and will expire on the Expiration Date unless terminated earlier pursuant to the terms of this Lease.

ARTICLE 3 TERM, DELIVERY, AND ACCEPTANCE OF PREMISES

3.1 Delivery of Possession. Landlord will be deemed to have delivered possession of the Premises to Tenant on the Commencement Date, as it may be adjusted pursuant to the Workletter. Landlord will construct or install in the Premises the Improvements as defined in the Workletter to be constructed or installed by Landlord according to the Workletter. If no Workletter is attached to this Lease, it will be deemed that Landlord delivered to Tenant possession of the Premises AS IS in its present condition on the Commencement Date. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and the Workletter. SEE RIDER ATTACHED.
                               ------------------

3.2 Early Entry. If Tenant is permitted entry to the Premises prior to the Commencement Date for the purpose of installing fixtures or any other purpose permitted by Landlord, the early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Commencement Date had occurred, except for the payment of Rent, which will commence on the Commencement Date. Tenant, its agents, or employees will not interfere with or delay Landlord's completion of construction of the improvements. Tenant hereby agrees to indemnify Landlord against any injury, and loss or damage which may occur to any person as a result of Tenant's early entry or to any of the Tenant's work or installations made in such Premises, Building or Project, or to any personal property placed therein, the same being at Tenant's sole risk, and, prior to any early entry by Tenant, provide Landlord with proof of insurance coverages described in this Lease. Landlord has the right to impose additional conditions on Tenant's early entry that Landlord, in its reasonable discretion, deems appropriate and Landlord will further have the right to require that Tenant execute an early entry agreement containing those conditions prior to Tenant's early entry.

ARTICLE 4 MONTHLY RENT

Throughout the Term of this Lease, Tenant will pay Monthly Rent to Landlord as rent for the Premises. Monthly Rent will be paid in advance on or before the first day of each calendar month of the Term. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then Monthly Rent will be appropriately prorated by Landlord based on the actual number of calendar days in such month. If the Term commences on a day other than the first day of a calendar month, then the prorated Monthly Rent for such month will be paid on or before the first day of the Term. Monthly Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's address, or to such other address as Landlord may from time to time designate in writing.

ARTICLE 5 OPERATING EXPENSES

5.1  General.

     (a) In addition to Monthly Rent, beginning on the Commencement Date Tenant will pay Tenant's Share of the amount by which the operating expenses paid, payable, or incurred by Landlord in each calendar year or partial calendar year during the Term exceeds the product of the Operating Expense Base times the Rentable Area of the Building. If operating expenses are calculated for a partial calendar year, the Operating Expense Base will be appropriately prorated. The operating expense base year will be 1996 and Tenant will be responsible for increases in taxes, insurance, and utilities; however, Tenant will not be responsible for all other operating expense increases that exceed five percent (5%) of the previous year's operating costs.

     (b)  As used in this Lease, the term "operating expenses" means:

          (1) All reasonable costs that would, under generally accepted accounting principles, be regarded as costs of ownership, management, operation, repair and maintenance of the Project, including without limitation real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to real property taxes); wages, salaries, compensation and benefits of employees; consulting, accounting, legal, tax appeal, engineering and other professional fees and expenses; janitorial, maintenance, guard, and other services; management fees and costs (charged by Landlord, any affiliate of Landlord, or any other entity managing the Project and determined at a rate consistent with prevailing market rates for comparable services and projects); reasonable reserves for operating expenses; that part of office rent or rental value of space in the Project used or furnished by Landlord to enhance, manage,

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               _________________________________________________________________
               and repairs; service and maintenance contracts; insurance obtained with respect to the Project; depreciation on personal property and equipment, except as set forth in (c) below or which is or should be capitalized on the books of Landlord; and any other costs, charges, and expenses that under generally accepted accounting principles would be regarded as management, maintenance, and operating expenses; and

          (2) The cost (amortized over such period as Landlord will reasonably determine) together with interest at the greater of the Prime Rate prevailing plus 2% or Landlord's borrowing rate for such capital improvements plus 2% on the unamortized balance of the cost of any capital Improvements and the installation thereof that are made to the Project by Landlord (i) for the purpose of safety, saving energy or reducing operating expenses, or (ii) by requirement of any governmental law or regulation that was not applicable to the Project at the time it was constructed and not as a result of special requirements for any tenant's use of the Building.

     (c)  The operating expenses will not include:

          (1) depreciation on the Project (including without limitation depreciation on personal property, equipment, window coverings on exterior windows provided by Landlord and carpeting in public corridors and common areas);

          (2) costs of alterations of space or other improvements made for tenants of the Project;

          (3)  finders' fees and real estate brokers' commissions;

          (4)  mortgage principal, or interest;

          (5) capital items other than those referred to in clause (b)(2) above;

          (6) costs of replacements to personal property and equipment for which depreciation costs are included as an operating expense;

          (7) costs of excess or additional services provided to any tenant in the Buildings that are directly billed to such tenants;

          (8) the cost of repairs due to casualty or condemnation that are reimbursed by third parties;

          (9)  any cost due to Landlord's breach of this Lease;

          (10) any income, estate, inheritance, or other transfer tax and any excess profit, franchise, or similar taxes on Landlord's business;

          (11) all costs, including legal fees, relating to activities for the solicitation and execution of leases of space in the Building; and

          (12) any legal fees incurred by Landlord in enforcing its rights under other leases for premises in the Building.

     (d) Tenant acknowledges that Landlord has not made any representation or given Tenant any assurances that the Operating Expense Base will equal or approximate the actual operating expenses per square foot of Rentable Area of the Premises for any calendar year during the Term; provided that the Operating Expense Base will equal actual operating expenses for calendar year 1996.

5.2 Estimated Payments, At Landlord's request, during each calendar year or partial calendar year in the Term, in addition to Monthly Rent, Tenant will pay to Landlord on the first day of each month an amount equal to 1/12 of the product of Tenant's Share multiplied by the "estimated operating expenses" (defined below) for such calendar year. Subject to the limitation set forth in Section 5.1(a) "Estimated operating expenses" for any calendar year means Landlord's reasonable estimate of operating expenses for such calendar year, less the product of the Operating Expense Base, multiplied by the Rentable Area of the Building and will be subject to revision according to the further provisions of this Section 5.2 and Section 5.3. During any partial calendar year during the Term, estimated operating expenses will be estimated on a full-year basis. During each December during the Term, or as soon after each December as practicable, Landlord will give Tenant written notice of estimated operating expenses for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the Term, if a partial calendar year), Tenant will pay to Landlord 1/12 of the product of Tenant's Share multiplied by the estimated operating expenses for such calendar year; however, if such

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     ___________________________________________________________________________
     Tenant will commence making monthly payments based upon the revised estimated operating expenses. In the month Tenant first makes a payment based upon the revised estimated operating expenses, Tenant will pay to Landlord for each month which has elapsed since December the difference between the amount payable based upon the revised estimated operating expenses and the amount payable based upon the prior year's estimated operating expenses. If at any time or times it reasonably appears to Landlord that the actual operating expenses for any calendar year will vary from the estimated operating expenses for such calendar year, Landlord may, by written notice to Tenant, revise the estimated operating expenses for such calendar year, and subsequent payments by Tenant in such calendar year will be based upon such revised estimated operating expenses.

5.3 Annual Settlement. Within 120 days after the end of each calendar year or as soon after such 120-day period as practicable, Landlord will deliver to Tenant a statement of amounts payable under Section 5.1 for such calendar year prepared by Landlord. Such statement will be final and binding upon Landlord and Tenant unless Tenant objects to it in writing to Landlord within 30 days after it is given to Tenant. If such statement shows an amount owing by Tenant that is less than the estimated payments, if any, previously made by Tenant for such calendar year, the excess will be held by Landlord and credited against the next payment of Rent; however, if the Term has ended and Tenant was not in default at its end, Landlord will refund the excess to Tenant. If such statement shows an amount owing by Tenant that is more than the estimated payments, if any, previously made by Tenant for such calendar year, Tenant will pay the deficiency without deduction or setoff to Landlord within 30 days after the delivery of such statement subject to the limitation set forth in Section 5.1(a).

     Tenant shall have the right at its own expense and at a reasonable time (after written notice to Landlord) within 30 days after receipt of the statement to review Landlord's record of operating expenses relevant to this Article. In the event Tenant does not review Landlord's records and deliver the results thereof to Landlord within said 30 day period, the terms and amounts set forth in the statement shall be deemed conclusive and final and Tenant shall have no further right to adjustment. In the event Tenant's examination reveals an error has been made or that ineligible charges were included, and Landlord disagrees with the results thereof, Landlord shall have 30 days to obtain an audit from an accountant of its choice. In the event Landlord's accountant and Tenant's accountant are unable to reconcile their results, both accountants shall mutually agree on a third accountant, whose determination shall be conclusive.

5.4 Final Proration. If this Lease ends on a day other than the last day of a calendar year, the amount of increase (if any) in the operating expenses payable by Tenant applicable to the calendar year in which this Lease ends will be calculated on the basis of the number of days of the Term falling within such calendar year, and Tenant's obligation to pay any increase or Landlord's obligation to refund any overage will survive the expiration or other termination of this Lease.

5.5  Other Taxes.

     (a) Tenant will reimburse Landlord upon demand for any and all taxes payable by Landlord (other than as net forth in sub-paragraph (b) below), whether or not now customary or within the contemplation of Landlord and Tenant:

          (1) upon or measured by Tenant's rent without limitation, any gross revenue tax, sales tax, use tax, excise tax, or value added tax levied by the federal government or any other governmental body with respect to the receipt of rent; and

          (2) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     (b) Tenant will not be obligated to pay any inheritance tax, gift tax, transfer tax, franchise tax, income tax (based on net income), profit tax, or capital levy imposed upon Landlord.

     (c) Tenant will pay promptly when due all personal property taxes on Tenant's personal property in the Premises and any other taxes payable by Tenant that if not paid might give rise to a lien on the Premises or Tenant's interest in the Premises.

5.6 Additional Rent. Amounts payable by Tenant according to this Article other than under Section 5.5(c), will be payable as Rent, without deduction or offset. If Tenant fails to pay any amounts due according to this Article 5, Landlord will have all the rights and remedies available to it on account of Tenant's failure to pay Rent.

ARTICLE 6 INSURANCE

6.1 Landlord's Insurance. At all times during the Term, Landlord will carry and maintain:

     (a) Fire and extended coverage insurance covering the Project, its equipment, common area furnishings, and

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     (b)  Bodily injury and property damage liability insurance; and

     (c) Such other insurance as Landlord reasonably determines from time to time.

          The insurance coverages and amounts in this Section 6.1 will be reasonably determined by Landlord.

6.2 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below, with insurance companies and on forms reasonably satisfactory to Landlord:

     (a) Bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $1,000,000 per occurrence. All such insurance will be equivalent to coverage offered by a commercial comprehensive general liability form, including without limitation personal injury, products and completed operations, broad form property damage, and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Article 21 of this Lease;

     (b) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Project, and any leasehold improvements to the Premises in excess of the Tenant Finish Allowance, if any, provided pursuant to the Workletter in an amount not less than the full replacement cost. Property forms will provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 18, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

     (c) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the state in which the Premises are located, including employer's liability insurance in the limits required by the laws of the state in which the Project is located; and

     (d) Owned, hired, or nonowned comprehensive automobile liability at a limit of liability not less than $1,000,000 combined bodily injury and property damage per occurrence.

          If Tenant fails to obtain or maintain any insurance required hereunder, Landlord shall have the option, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by Landlord shall be reimbursed by Tenant to Landlord as Additional Rent.

6.3 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord and any others specified by Landlord as additional insureds, will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy. All commercial general liability or comparable policies maintained by Tenant will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insureds, entitling them to recover under such policies for any loss sustained by them, their agents, and employees, including those losses sustained as a result of the negligent acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced except after 30 days' prior written notice to Landlord. All commercial general liability, automobile, and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

6.4 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other Tenant or occupant of the Project, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of such other party or of such other Tenant or occupant of the Project, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 6 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Project or the Premises or the contents of the Project or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

6.5 Adequacy of Coverage. Landlord, its agents and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 6 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant shall obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

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Tenant covenants that the Premises will be used only for general business office purposes and purposes incidental to that use, and for no other purpose. Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other Tenant or occupant of the Project or Landlord in its operation of the Project. Tenant agrees to take possession of and occupy the entire Premises no later than 60 days after the Commencement Date, and Tenant further agrees to continue to occupy the Premises throughout the remainder of the Term of this Lease until 90 days prior to the Expiration Date.

ARTICLE 8 REQUIREMENTS OF LAW; FIRE INSURANCE

8.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, codes, and governmental rules, regulations, or requirements of federal, state, county, and local governmental authorities now in force or in force at any given time after the Lease Date, with the requirements of any board of fire underwriters or other similar body constituted now or after the Lease Date, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as with the provisions of all recorded documents affecting the Premises, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

8.2  Hazardous Materials.

     (a) For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation asbestos containing materials, PCB's, CFC's, or substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "hazardous materials laws").

     (b) Tenant will not cause or permit the storage, use, generation, release, or disposition of any hazardous materials in, on, or about the Premises or the Project by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Project to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Landlord in writing of
          (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Premises; and (2) all claims made or threatened by any third party against Tenant, Landlord, the Premises or the Project relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on, or about the Premises.

     (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, expenses, damages, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 8. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Project to their condition existing prior to the appearance of Tenant's hazardous materials on the Premises. Tenant's obligations under this Article 8 will survive the expiration or other termination of this Lease.

8.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Project which would (a) jeopardize or be in conflict with fire insurance policies covering the Project and fixtures and property in the Project; (b) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises. If the conduct of the Tenant, or any acts or omissions of the Tenant shall cause or result in any increase in premiums for insurance carried by the Landlord, whether or not Landlord allows such act or omission to continue, Tenant shall pay any increase in premium as Additional Rent.

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9.1  General, Tenant,_____________________________, distributees, executors, administrators, legal representatives, successors, and assigns, covenants and agrees that it will not assign, mortgage, or encumber this Lease, or sublease, nor or otherwise permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld. Landlord may condition its consent upon execution by the subtenant or assinee, as the case may be, of an instrument confirming the restrictions on further subleasing or assignment contained herein and joining in the waivers and indemnities made by Tenant hereunder. Any assignment or sublease in violation of this Article 9 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after any default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this
     Section 9.l; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignee approved by Landlord must assume all of the obligations and duties of Tenant under this Lease pursuant to an assumption agreement satisfactory to Landlord to which Landlord is the beneficiary.

9.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant;
     (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; (e) the proposed form of assignment (including lease assumption provisions) or sublease for Landlord's reasonable approval; and (f) any other information reasonably required by Landlord.

9.3 Payments to Landlord. If Landlord consents to a proposed assignment or sublease, then Landlord will have the right to require Tenant to pay to Landlord a sum equal to (a) 50% of any rent or other consideration paid to Tenant by any proposed transferee that (after deducting the costs of Tenant, if any, in effecting the assignment or sublease, including reasonable alterations costs, commissions and legal fees) is in excess of the Rent allocable to the transferred space then being paid by Tenant to Landlord pursuant to this Lease; (b) 50 % of any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such sublease or assignment; and (c) Landlord's reasonable attorneys' fees and costs incurred in connection with negotiation, review, and processing of the transfer to the extent it is in excess of amounts payable to Landlord under Clauses (a) and (b) above. All such sums owed to Landlord under 9.3(c), above, will be payable to Landlord at the time the next payment of Monthly Rent is due.

9.4 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this lease or of such sublease requiring Landlord's consent in each instance. For purposes of this Article 9, the transfer of outstanding capital stock of any corporate Tenant will not include any sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, effected through the "over-the-counter market" or through any recognized stock exchange.

9.5 Landlord's Options. In the event of a prohibited transfer of this Lease or of all or any part of the Premises by Tenant, Landlord in addition to any rights contained herein, shall have the following options at its discretion:

     (a) to give Tenant written notice of Landlord's intention to terminate this Lease as to all or any portion of the Premises on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises or such portion of the Premises shall cease and this Lease shall thereupon be terminated, except as to any incompleted obligations of Tenant; or

     (b) to re-enter and take possession of the Premises or the part thereof subject to such transfer, and to enforce all rights of Tenant, in accordance with such sublet or assignment of the Premises, or any part thereof, as if Landlord was the sublessor or assignor, and to do whatever Tenant is permitted to do pursuant to the terms of such sublease or assignment.

9.6 Permitted Transfer. Landlord consents to an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that (a) Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease; (b) Tenant is not released from liability under this Lease

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ARTICLE 10 RULES AND REGULATIONS

Tenant and its employees, agents, licensees, and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit D. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises, the Building, and the Project, and the comfort, quiet, and convenience of occupants of the Project. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person provided that Landlord will endeavor to enforce the rules and regulations equally throughout the Project, subject to such special rules as may be agreed to for a given tenant's special circumstances. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 11 COMMON AREAS

As used in this Lease, the term "common areas" means, without limitation, the hallways, entryways, stairs, elevators, driveways, roadways, parking areas, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Project and their respective employees, invitees, licensees, or other visitors. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the common areas in common with others entitled to use the common areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection
(a) below, and without any liability to Tenant in any respect, Landlord will have the right to:

     (a) Close off any of the common areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the common areas or the accrual of any rights by any person or the public to the common areas;

     (b) Temporarily close any of the common areas for maintenance, alteration, or improvement purposes; and

     (c) Change the size, use, shape, or nature of any such common areas, including erecting additional buildings on the common areas, expanding the existing Building or other buildings to cover a portion of the common areas, converting common areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to common areas. Upon erection of any additional buildings or change in common areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the common areas.

ARTICLE 12 LANDLORD'S SERVICES

12.1 Landlord's Repair and Maintenance. Subject to the condemnation and casualty provisions contained in this Lease and except as otherwise expressly provided herein, Landlord will maintain and repair the common areas of the Project, including lobbies, stairs, elevators, corridors, and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure of the Building in reasonably good order and condition.

12.2 Landlord's Other Services.

     (a) Landlord will furnish the Premises with services, including without limitation (1) electricity for lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, and typewriters) during Business Hours, and to 7:30 p.m., Monday through Friday, although Landlord will not be obligated to furnish more power to the Premises than is proportionally allocated to the Premises under the Building design; (2) heat and air conditioning reasonably required for the comfortable occupation of the Premises during Business Hours; (3) access and elevator service; (4) lighting replacement during Business Hours (for building standard lights, but not for any special Tenant lights, which will be replaced at Tenant's sole cost and expense); (5) restroom supplies; (6) window washing with reasonable frequency, as determined by Landlord; and (7) daily cleaning service on weekdays. Landlord may provide, but will not be obligated to provide, any such services (except access and elevator service) on holidays or weekends.

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     ___________________________________________________________________________
     Tenant gives Landlord reasonable prior written notice of its desire to do so; (2) the excess services are reasonably available to Landlord and to the Premises; and (3) Tenant pays as Additional Rent (at the time the next payment of Monthly Rent is due) the cost of such excess service at a rate of $21 per hour from time to time charged by Landlord; subject to the procedures reasonably established by Landlord from time to time for providing such additional or excess services.

12.3 Tenant's Costs. Whenever equipment (other than customary office equipment) or lighting (other than building standard lights) is used in the Premises by Tenant and such equipment or lighting affects the temperature otherwise normally maintained by the design of the Building's air conditioning system, Landlord will have the right, after prior written notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises; and the cost of such facilities, modifications, and additional service will be paid by Tenant as Additional Rent. If Landlord reasonably believes that Tenant is using more power than Landlord furnishes pursuant to Section 12.2, Landlord may install separate meters of Tenant's power usage, and Tenant will pay for the cost of such excess power as Additional Rent, together with the cost of installing any risers, meters, or other facilities that may be necessary to furnish or measure such excess power to the Premises.

12.4 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, elevator, cleaning, lighting, or security; for surges or interruptions of electricity; or for interruptions to other services Landlord has agreed to supply. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building or Project of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building or Project during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing parking areas and other common areas. Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this
     Article 12, nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease. Landlord agrees that Tenant shall be entitled to ratably abated rent in the event of any material impairment in Tenant's use of the Property beyond the reasonable control of the Landlord which persists for more than five (5) business days. Said abatement shall begin on the sixth (6th) day of the material impairment.

ARTICLE 13 TENANT'S CARE OF THE PREMISES

Tenant will maintain the Premises (including Tenant's equipment, personal property, and trade fixtures located in the Premises) in their condition at the time they were delivered to Tenant, reasonable wear and tear excluded. Tenant will immediately advise Landlord of any damage to the Premises or the Project. All damage or injury to the Premises, the Project, or the fixtures, appurtenances, and equipment in the Premises or the Project that is caused by Tenant, its agents, employees, or invitees may be repaired, restored, or replaced by Landlord, at the expense of Tenant. provided such expenses shall not exceed the amount reasonably necessary to repair damage. Such expense will be collectible as Additional Rent and will be paid by Tenant within 10 days after delivery of a statement for such expense. Nothing in this section shall limit Tenant's right to replace or repair Tenant's property.

ARTICLE 14 ALTERATIONS

(The provisions of this Article 14 shall not apply to Improvements covered by the Workletter.)

14.1 General.

     (a) To the extent the cost of such work exceeds $1,000.00, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlords written consent. which consent shall not be unreasonably withheld. In no event shall the work of Tenant affect or impair the structure; the elevators, or utility systems of the Building. Landlord's approval of the plans, specifications, and working drawings for Tenant's alterations shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, ordinances, rules, requirements, and regulations of governmental agencies or authorities, or the use and occupancy permit for the Building. All such alterations, additions, and improvements consented to by Landlord, and capital improvements that are required to be made to the Project as a result of the nature of Tenant's use of the Premises:

          (1) Will be performed by contractors reasonably approved by Landlord and subject to conditions specified by Landlord (which may include requiring the posting of performance and payment bonds);

          (2)  At Landlord's option, SEE ORDER ATTACHED
                                     ------------------

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          (3)  Will be done in a good and workmanlike manner and shall be completed promptly;

          (4) Shall not cause a loss or diminution of electric power or other utilities or services to other tenants of the Building;

          (5) Will be performed according to plans, specifications, and working drawings approved by Landlord; and

          (6) Will be in accordance with all applicable federal, state, county and local laws, rules, regulations, ordinances and codes.

          At all times between the start and completion of the work, in addition to the other policies of insurance required by this Lease, Tenant shall maintain a policy of "All Risk" Builder's Risk Insurance covering the full replacement value of all work done and fixtures and equipment installed or to be installed at the Premises pursuant to this Article 14. Tenant herewith agrees to be responsible for all damages to persons or property, including loss of life, as a result of occurrences connected with activities undertaken by Tenant, its agents, contractors, and employees pursuant hereto, and hereby indemnifies Landlord and shall defend and hold Landlord harmless from and against any and all loss, cost or expense in connection with its responsibilities hereunder.

     (b) Subject to Tenant's rights in Article 16, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless Landlord At the time landlord consents to the alteration, addition, fixture or improvement advises Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

14.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. The free-standing work station partitions for which Tenant pays will be part of Tenant's trade fixtures for all purposes under this Lease. All other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

14.3 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 14 prior to the Expiration Date, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made.

ARTICLE 15 MECHANICS' LIENS

Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and defend and hold Landlord, the Premises, and the Project free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant, other than work performed by Landlord pursuant to the Workletter. If any such lien, at any time, is filed against the Premises or any part of the Project, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such l0-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred In connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Project to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Project, or that any action affecting title to the Project has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens.

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At the end of ___ Lease, Tenant will promptly quit and surrender the Premises broom-clean, In good order and repair, ordinary wear and tear excepted and deliver all keys to the Premises and the Building to Landlord. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building; Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article
14. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of storage, and the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 17 EMINENT DOMAIN

If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "termination date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 10% of the Rentable Area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the termination date. If less than 10% of the Rentable Area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Monthly Rent will be abated in the proportion of the Rentable Area of the Premises so taken to the Rentable Area of the Premises immediately before such taking, and Tenant's Share will be appropriately recalculated. If 25% or more of the Building or the Project is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the termination date. In the event of any such taking, the entire award will be paid to Landlord, and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not reduced as a consequence of such claim, for Tenant's moving expenses and trade fixtures owned by Tenant.

ARTICLE 18 DAMAGE AND DESTRUCTION

     (a) If the Premises or the Building is damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 18. Such notice will be given before the 60th day (the "notice date") after the fire or other insured casualty.

     (b) If the Premises or the Building is damaged by fire or other insured casualty to an extent which may be repaired within 180 days after the notice date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the notice date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Monthly Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "repair period") based on the proportion of the Rentable Area of the Premises Tenant is unable to use during the repair period.

     (c) If the Premises or the Building is damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the notice date, as reasonably determined by Landlord, then (1) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the notice date or (2) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180 day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Monthly Rent will be abated on a pro rata basis during the repair period based on the proportion of the Rentable Area of the Premises Tenant is unable to use during the repair period.

     (d) Notwithstanding the provisions of subparagraphs (a), (b), and (c) above, if the Premises or the Building or the Project are damaged by uninsured casualty, or if the proceeds of insurance are insufficient to pay for the repair of any damage to the Premises or the Building or the Project, Landlord will have the option to repair such damage or cancel this Lease as of the date of such casualty by written notice to Tenant on or before the notice date, provided that if Landlord elects to repair such damage, the provisions of subparagraphs (a), (b) and
          (c) above shall apply.

          as otherwise provided for in this Article 18. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, the Building, or the Project, except as set forth in this Lease.

     (f)  For purposes of this Article 18 and subject to subsections (a) thru
          (e) hereof, Landlord shall repair or restore any portion of the alterations, additions or improvements in the Premises or the decorations thereto to the extent that such alterations, additions, improvements and decorations were provided by Landlord at the beginning of the Term. Except as otherwise provided in this Lease, Landlord shall have no further obligations pursuant to this Lease to repair or restore any alterations, additions or improvements in the Premises or the decorations thereto. If Tenant desires any other or additional repairs or restoration and if Landlord consents thereto, which consent shall not be unreasonably withheld, the same shall be done at Tenant's sole cost and expenses. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to alterations, additions, improvements or decorations, but only to the extent Landlord applies such proceeds to repair, restoration, or replacement, whether undertaken by Landlord or Tenant.

ARTICLE 19 SUBORDINATION

                               SEE RIDER ATTACHED
                               ------------------

19.1 NON-DISTURBANCE SEE RIDER ATTACHED
                     ------------------

ARTICLE 20 ENTRY BY LANDLORD

Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at any other reasonable time including during non-business hours, upon prior notice, to:

     (a)  Inspect the Premises;

     (b) Exhibit the Premises to prospective purchasers, lenders, or within 90 days of Lease expiration to prospective tenants;

     (c) Determine whether Tenant is complying with all its obligations in this Lease;

     (e)  Post written notices of nonresponsibility or similar notices; or

     (f) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building.

Tenant, by this Article 20, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this
Article 20. Landlord will at all times have and retain a key with which to unlock all of the doors in, on, or about the Premises (excluding Tenant's vaults, safes, and similar areas designated in writing by Tenant in advance). Landlord will have the right to use any and all means Landlord may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises, provided that Landlord will promptly repair any damages caused by any forced entry. Any entry to the Premises by Landlord in accordance with this
Article 20 will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, nor will any such entry entitle Tenant to damages or an abatement of Monthly Rent, Additional Rent, or other charges that this Lease requires Tenant to pay. Landlord shall not unreasonably interfere with Tenant's possession and quiet enjoyment of the Premises in connection with the entry by Landlord in Article 20.

ARTICLE 21 INDEMNIFICATION, WAIVER, AND RELEASE

21.1 Indemnification. To the extent not prohibited by law, Landlord, its employees and agents shall not be liable for damage to person, property or business or resulting from the loss of use thereof sustained by Tenant or other persons due to the Building or any part thereof becoming out of repair or due to an accident or due to any act or neglect of any tenant, occupant or other person. Tenant further agrees that a11 personal property upon the Premises, loading dock, holding areas, and freight elevators shall be at the sole risk of Tenant.

Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and defend and hold harmless Landlord, its employees, and agents from and against, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation reasonable attorneys' fees) incurred in connection with or arising from:

     (a) the use or occupancy or manner of use or occupancy of the Premises or any common areas by Tenant or any person claiming under Tenant;

     (b) any activity, work, or thing done or permitted by Tenant in or about the Premises, the Building, or the Project;

     (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

     (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

     If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

21.2 Waiver and Release. Tenant, as a material part of the consideration to Landlord for this Lease, by this Section 21.2 waives and releases all claims against Landlord, its employees, and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease.

ARTICLE 22 SECURITY DEPOSIT

Tenant has deposited the security deposit with Landlord as security for the full, faithful, and timely performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may use, apply, or retain all or any part of the security deposit for the payment of any Rent, or any other sum in default, or for the payment of any other amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used, applied, or retained, Tenant will within 5 days after written demand deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord will not be required to keep the security deposit separate from its general funds, and Tenant will not be entitled to interest on the security deposit. The security deposit will not be deemed a limitation on Landlord's damages or a payment of liquidated damages or a payment of the Monthly Rent due for the last month of the Term. If Tenant fully, faithfully, and timely performs every provision of this Lease to be performed by it, the security deposit or any balance of the security deposit will be returned to Tenant within 60 days after the

________________________________________________________________________________
after such time Landlord will have no further liability to Tenant with respect to the security deposit.

ARTICLE 23 QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 24 EFFECT OF SALE

A sale, conveyance, or assignment of the Building or the Project will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease from and after such effective date.

ARTICLE 25 DEFAULT

25.1 Events of Default. The following events are referred to, collectively, as "events of default" or, individually, as an "event of default":

     (a) Tenant fails to pay any Rent or other monetary obligation when due, and such failure continues for 5 days after written notice from Landlord; however, Tenant will not be entitled to more than 2 written notices for monetary defaults during any 12-month period, and if after 2 written notices any Rent is not paid when due, an event of default will be considered to have occurred without further notice; provided further that Landlord or its agent shall provide monthly statements of rent due not less than five (5) business days prior to the day such rent is due;

     (b)  Tenant vacates or abandons the Premises;

     (c) This Lease or the Premises or any part of the Premises is taken upon execution or by other process of law directed against Tenant, or is taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 15 days after its levy;

     (d) Tenant or any guarantor of Tenant's obligations under this Lease ("Guarantor") files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or admits in writing its inability to meet its debts as they mature, or is dissolved or makes an assignment for the benefit of creditors;

     (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant or any Guarantor are instituted against Tenant or any Guarantor, or a receiver or trustee is appointed for all or substantially all of the property of Tenant or any Guarantor, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

     (f) Tenant fails to take possession of the Premises within 60 days following the Commencement Date of the Term;

     (g)  Tenant violates the terms of Article 9 "Assignment and Subletting";

     (h) Tenant breaches any of the agreements, terms, covenants, or conditions of this Lease and such breach involves a hazardous condition and is not cured immediately upon written notice to Tenant;

     (i) Tenant materially breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter; or

     (j) Any guaranty of the Lease obligations becomes unenforceable in whole or in part for any reason.

25.2 Landlord's Remedies. If any one or more events of default set forth in
     Section 25.1 occurs then Landlord has the right, at its election:

     (a) To give Tenant written notice of Landlord's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration

     (b) _____________________________ notice, and without terminating this Lease, to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Monthly Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

     (c) Without further demand or notice to cure any event of default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 27.21, provided that Landlord will have no obligation to cure any such event of default of Tenant.

     Should Landlord elect to reenter as provided in subsection (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part of the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rents from such reletting. Landlord will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

25.3 Certain Damages. In the event that Landlord does not elect to terminate this Lease as permitted in Section 25.2(a), but on the contrary elects to take possession as provided in Section 25.2(b), Tenant will pay to Landlord Monthly Rent and other sums as provided in this Lease that would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. Tenant will pay such Rent and other sums to Landlord monthly on the day on which the Monthly Rent would have been payable under this Lease if possession had not been retaken, and Landlord will be entitled to receive such Rent and other sums from Tenant on each such day.

25.4 Continuing Liability After Termination. If this Lease is terminated on account of the occurrence of an event of default, Tenant will remain liable to Landlord for damages in an amount equal to the Rent and other amounts that would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation the expenses enumerated in Section 25.3. Landlord will be entitled to collect such damages from Tenant monthly on the day on which Monthly Rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such Monthly Rent and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

     (a) The worth at the time of award of the unpaid Rent that had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

     (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York, New York, at the time of award plus 1%.

25.5 Cumulative Remedies. Any suit or suits for the recovery of the amounts and damages set forth in Sections 25.3 and 25.4 may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no event of default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

25.6 Waiver of Redemption. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Article 25.

ARTICLE 26 PARKING

Tenant will be entitled to use the parking spaces during the Term subject to the rules and regulations set forth in Exhibit D, and any amendments or additions to them. The parking charges set forth in Section 1.1(r), if any, will be due and payable in advance at the same time and place as Monthly Rent. Tenant's parking spaces will be unassigned, nonreserved, and nondesignated.

Neither Landlord nor any operator of the parking areas within the Project, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "parking areas") will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

Tenant's right to use the parking areas will be in common with other tenants of the Project and with other parties permitted by Landlord to use the parking areas. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord, provided that Tenant's rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance provided that Landlord takes reasonable steps to mitigate any parking problem. Tenant will not park in any numbered space or any space designated as:
RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

If the parking areas are damaged or destroyed, or if the use of the parking areas is limited or prohibited by any governmental authority, or the use or operation of the parking areas is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the parking spaces will not subject Landlord or any operator of the parking areas to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect; provided that Landlord takes reasonable steps to mitigate any parking problem.

Tenant has no right to assign or sublicense any of its rights in the parking spaces, except as part of a permitted assignment or sublease of the Lease.

ARTICLE 27 MISCELLANEOUS

27.1 No Offer. Submission of the Lease to Tenant is for examination and shall not bind Landlord in any manner. No lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Landlord's agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for 10 days after such execution and delivery.

     late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment, including repeated late payments, by Tenant Acceptance of such late charge by Landlord does not constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted by this Lease, at law, or in equity.


     INITIALS                    /s/ Illegible
               ---------------   ---------------
               Landlord          Tenant

     Landlord and Tenant have executed this Rider this 2nd day of Nov 1995

Tenant: MSK Financial Services Inc.           Landlord: MBL Life Assurance Corporation
        ----------------------------
        a California Corporation
        (dba Accredited edit Home Lenders)


By: /s/ James A. Konrath                      By: /s/ Norman J Short
    ---------------------------------             ------------------------------

Name: James A. Konrath                        Name:  Norman J Short
      -------------------------------                ---------------------------

Title: President                              Title: V.P.
       ------------------------------                ---------------------------


Attest/Witness                                Attest/Witness


By:  /s/ Ray W. McKewon                       By:  /s/ Kevin Gibbons
     --------------------------------              -----------------------------
     Ray W. McKewon                                KEVIN GIBBONS

Its: Secretary                                Its: SENIOR ASSET MANAGER
     --------------------------------              -----------------------------

     ___________________________________________________________________________
     according to this Lease. The act of, written notice to, written notice from, refund to, or signature of any signatory to this Lease (including without limitation modifications of this Lease made by fewer than all such signatories) will bind every other signatory as though every other signatory had so acted, or received or given the written notice or refund, or signed.

27.3 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

27.4 Time of the Essence. Time is of the essence of each and every provision of this Lease.

27.5 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and an event of default under this Lease. Tenant shall, at the request of Landlord, execute a short-form lease and have it properly acknowledged for the purpose of recording. The cost of recording such short-form lease shall be borne by Landlord.

27.6 No Waiver. No waiver a party of any agreement, condition or provision contained in this Lease will be valid or binding unless expressed in writing and signed by such party. The waiver by a party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of a party to insist upon the performance by the other party in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

27.7 Limitation on Recourse. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgments from Landlord. It is agreed that Landlord (and its agents, shareholders, venturers, and partners, and their shareholders, venturers, and partners and all of their officers, directors, and employees) will not be personally liable for any such judgments.

27.8 Estoppel Certificates. At any time and from time to time but within 5 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord or such other person as Landlord shall direct, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification; (b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that the Tenant has no knowledge of and that there is no event of default under this Lease or an event which, with notice or the passage of time, or both, would result in an event of default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee or beneficiary under any deed of trust of the Building or any part of the Project. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it, and such failure shall be an event of default. Landlord will sign a similar certificate, as described above for Tenant's lender if requested to do so.

27.9 Attorneys' Fees. If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

27.10 No Merger. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, (a) terminate all or any subleases and subtenancies or (b) operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Section
     27.10 will be exercised by written notice to Tenant and all known sublessees or subtenants in the Premises or any part of the Premises.

27.11 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term and Landlord may, at its option, re-enter and take possession of the Premises, reserving its rights to collect damages sustained by reason of Tenant's unlawful retention of possession of the Premises or any part thereof. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express written consent of Landlord: (a) such tenancy will be deemed earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Monthly Rent will be increased to an amount equal to 150% of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. During such month-to-month tenancy, Tenant will observe every other term, condition, and covenant contained in this Lease.

27.12 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with delivery confirmed by telephone, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address(es) set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 27.12.

27.13 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision shall be deemed added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

27.14 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, or Project, as the case may be, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

27.15 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises, the Building, or the Project.

27.16 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

27.17 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30-clay period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building or Project of which Tenant has been notified in writing, and any such holder will also have an like period to cure such alleged default.

27.18 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

27.19 Brokers. Tenant represents and warrants that it has not consulted or negotiated with any broker, finder or agent with regard to the Premises except the broker named in Section 1.1, if any. Tenant agrees to hold Landlord harmless and indemnify Landlord against all costs, expenses, attorney's fees, or other liability for commissions or other compensation or charges claimed by any broker, finder or agent claiming the same by, through or under Tenant and such indemnity shall survive the expiration or earlier termination of this Lease.

27.20 Governing Law. This Lease will be governed by and construed pursuant to the laws of the state in which the Project is located.

27.21 Late Payments. Any Rent or other monetary obligation due Landlord that is not paid when due will accrue interest at a rate of the Prime Rate plus 5% per annum (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. In addition to the foregoing, Tenant shall pay to Landlord a late charge of 5% of the amount due.

27.22 No Easements for Air or Light. Any diminution or shutting off of light, air, or view by any structure that may be erected on lands adjacent to the Building will in no way affect this Lease or impose any liability on Landlord.

27.23 Tax Credits. Landlord is entitled to claim all tax credits and depreciation attributable to leasehold

     ______________________________________________respective costs for which
     Landlord or Tenant has paid. Landlord will be entitled to all credits and depreciation for those items for which Landlord has paid by means of any Tenant finish allowance or otherwise. Tenant will be entitled to any tax credits and depreciation for all items for which Tenant has paid with funds not provided by Landlord.

27.24 Relocation of the Premises.

27.25 Financial Reports. Within 15 days after Landlord's request, but no more than once a year, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord reasonable access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (a) to Landlords lenders or prospective purchasers of the Project, who must also agree to preserve the confidentiality of the information (b) in litigation between Landlord and Tenant, and (c) if required by court order or subpoena.

27.26 Landlord's Fees. Whenever Tenant requests Landlord to give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

27.27 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

27.28 Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, or individuals, men or women, as the case may be, shall in all cases be assumed as though in each case fully expressed.

27.29 Definition of Landlord. All indemnities, covenants and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to also inure to the benefit of Landlord's beneficiaries and their partners,

27.30 Rights Cumulative. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

27.31 Change of Building Name. Landlord reserves the right at any time and without liability to any tenant to change the name by which the Building or Project is designated.

27.32 Force Majeure. When a period of time is herein prescribed for any action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

27.33 Third Party Beneficiary. It is specifically understood and agreed that no person shall be a third party beneficiary hereunder, and that none of the provisions of this Lease shall be for the benefit of or be enforceable by anyone other than the parties hereto, and that only the parties hereto and their permitted assignees shall have rights hereunder.

27.34 No Joint Venture. Landlord and Tenant are not and shall not be deemed to be for any purpose, partners or joint venturers with each other.

27.35 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent in any instance in connection with this Lease, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction in

________________________________________________________________________________
consent to a proposed assignment or sublease as provided in Section 9.1.

     27.36 WAIVER OF JURY TRIAL. LANDLORD AND TENANT BY THIS SECTION 27.36 WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS LEASE AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY OTHER CLAIMS (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE), AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

     Landlord and Tenant have executed this Lease as of the day and year first above written.

Tenant:    MSK Financial Services, Inc.         Landlord:   MBL Life Assurance Corporation
           a California Corporation

           (dba Accredited Home Lenders)


By:        /s/ James A. Konrath                 By:    /s/ Illegible
           ----------------------------------          ----------------------------------------
Name:      JAMES A. KONRATH                     Name:  Illegible
Title:     PRESIDENT                            Title: V.P.

Attest/Witness:                                 Attest/Witness:


By:        /s/ Ray W. Mckewon                   By:    /s/ Illegible
           ----------------------------------          ----------------------------------------
Name:      RAY W. McKEWON                       Name:  Illegible
Its:       SECRETARY                            Its:   SENIOR ASSET MANAGER

     [affix corporate seal]

           *****[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]*****

                                                                       [GRAPHIC]

CARMEL POINT
15030 AVENUE OF SCIENCE

                                    [GRAPHIC]

                                                                     [Illegible]

PRILIMINARY PLAN [Illegible]
----------------------------
[Illegible]

________________________________________________________________________________

     Lot 29 of Rancho Carmel Unit No. 2, in the City of San Diego, County of San Diego, State of California, according to Map therof No. 10382, filed in the Office of the County Recorder of San Diego County, April 29, 1982.

________________________________________________________________________________

This Workletter is dated August 29, 1995, between MBL Life Assurance Corporation ("Landlord") and MSK Financial Services, Inc., (dba Accredited Home Lenders ("Tenant").

RECITALS

This Workletter is attached to and forms a part of that certain office lease dated August 29, 1995 ("Lease"), pursuant to which Landlord has leased to Tenant office space in the Building.

Tenant requests and Landlord agrees to make certain initial improvements to the Premises, prior to occupancy, upon the terms and conditions contained in this Workletter.

1.   Definitions. In this Workletter, some defined terms are used. They are:

     (a)  Tenant's Representative:   Pete Frank

     (b)  Landlord's Representative: Tim Meissner

     (c) Tenant Finish Allowance: Not to exceed $15.00 per square foot (non-cash), which equals $150,000.00 and is to be applied by Landlord to the cost of the improvements.

     (d) Programming Information: Information provided by Tenant, including the nature of the Tenant's business, manner of operation, number and types of rooms, special equipment and functional requirements, anticipated growth, interactions among groups, and any other programming requirements the Tenant may have.

     (e) Programming Information Submission Date: September 25, 1995, the date Tenant will submit to Landlord the Programming Information necessary for the preparation of the space plan.

     (f) Final Space Plan: A drawing of the Premises clearly showing the layout and relationship of all departments and offices, depicting partitions, door locations, types of electrical/data/telephone outlets, and delineation of furniture and equipment as approved by Tenant.

     (g) Estimated Construction Cost: A preliminary estimate of the costs of the improvements that are depicted on the Final Space Plan, including all architectural, engineering, contractor, and any other costs as can be determined from the Final Space Plan.

     (h) Working Drawings: Construction documents detailing the improvements, complete in form and content and containing sufficient information and detail to allow for competitive bidding or negotiated pricing by contractor(s) selected and engaged by Landlord, and approved by Tenant.

     (i) Construction Schedule: A schedule depicting the relative time frames for various activities related to the construction of the improvements to the Premises.

     (j) Tenant Cost Proposals: A final estimate of costs of the improvements that are depicted on the Working Drawings, including all architectural, engineering, contractor, and any other costs, and clearly indicating the dollar amount, if any, that is to be paid by Tenant pursuant to paragraph 7.

     (k) Maximum Approved Cost: The amount established in accordance with paragraph 6(c) that Tenant has agreed to pay for the Improvements to the Premises.

     (l)  Improvements: The work is inclusive of the following:

          (1) The development of space plans and working drawings, including supporting engineering studies (i.e., structural design or analysis, lighting or acoustical evaluations, or others as determined by Landlord's architect);

          (2) All construction work necessary to augment the Base Building, creating the details and partitioning shown on the Final Space Plan. The work will create finished ceilings, walls, and floor surfaces, as well as complete HVAC, lighting, electrical, and fire protection systems.

          The Improvements will NOT include personal property items, such as decorator items or services, artwork, plants, furniture, equipment, or other fixtures not permanently affixed to the Premises.

     (m) Cost of the Improvements: The cost includes but is not limited to the following:

                                    Page C-1

          ______________________________________________________________________

          (2)  All contractor and construction manager costs and fees;

          (3)  All permits and taxes;

          (4) A coordination and administration fee to Landlord, pursuant to paragraph 4(b).

     (n) Change Order: Any change, modification, or addition to the Final Space Plan or Working Drawings after Tenant has approved the same.

     (o) Base Building: Those elements of the core and shell construction that are completed in preparation for the Improvements to the Premises. This includes Building structure, envelope, and systems as indicated on Schedule 1, "Base Building Definition," attached hereto. This defines the existing conditions to which Improvements are added.

     (p) Building Standard: Component elements utilized in the design and construction of the Improvements that have been pre-selected by the Landlord to ensure uniformity of quality, function, and appearance throughout the Building. These elements include but are not limited to ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures, and HVAC components.

     (q) Other capitalized terms not defined herein shall have the same meaning as defined in the Lease.

2. Representatives. Landlord appoints Landlord's Representative to act for Landlord in all matters associated with this Workletter. Tenant appoints Tenant's Representative to act for Tenant in all matters associated with this Workletter. All inquiries, requests, instructions, authorizations, and other communications with respect to the matters covered by this Workletter will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any employee or agent of Landlord, including, without limitation, Landlord's architect, engineers, and contractors or any of their agents or employees, with regard to matters associated with this Workletter. Either party may change its representative under this Workletter at any time by providing 3 days' prior written notice to the other party.

3. Project Design and Construction. All work will be performed by designers and contractors selected and engaged by Landlord.

4.   Cost Responsibilities.

     (a) Landlord: Landlord will pay up to the amount of the Tenant Finish Allowance for the cost of the Improvements.

     (b)  Tenant: Tenant will pay for:

          (1) Tenant-initiated changes to the Final Space Plan or Working Drawings after Tenant's approval; but only to the extent any such change results in total approved costs in excess of the Tenant Finish Allowance

          (2) Tenant-initiated Change Orders, modifications, or additions to the Improvements after Tenant's approval of the Working Drawings; but only to the extent any such change results in total approved costs in excess of the Tenant Finish Allowance;

          (3) All costs in excess of the Tenant Finish Allowance that are not included in (1) or (2) immediately above; but only to the extent the Tenant Cost Proposal exceeds the Tenant Finish Allowance;

          (4) The cost of the Landlord's overhead for coordination and administration at a rate of 5% of the total cost to the Landlord of clauses (1), (2), and (3) above.

5. Landlord's Approval. Landlord, in its reasonable discretion, may withhold its approval of any space plan, Working Drawings, or Change Order that:

     (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the Building;

     (b) Is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed;

     (c) Would not be approved by a prudent owner of property similar to the Building;

                                    Page C-2

     (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building; beyond that required for customary office use;

     (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

     (g) Does not conform to applicable building code or is not approved by any governmental, quasigovernmental, or utility authority with jurisdiction over the Premises; on

6.   Schedule of Improvement Activities.

     (a) On or before the Programming Information Submission Date, Tenant will cooperate with and submit to Landlord the Programming Information necessary for Landlord's architect to prepare the proposed space plan.

     (b) Landlord's architect will expeditiously prepare a space plan and forward it to Tenant. Tenant will give Landlord written notice whether or not Tenant approves the proposed space plan within 5 business days after its receipt. If Tenant's notice objects to the proposed space plan, the notice will set forth how the proposed space plan is inconsistent with the Programming Information and how the proposed space plan must be changed in order to overcome Tenant's objections. Landlord will resubmit a revised space plan to Tenant and it will be treated as though it was the first proposed space plan prepared pursuant to this paragraph.

     (c) After Tenant approval of the Final Space Plan, and construction drawings, Landlord will promptly cause to be prepared, a Tenant will establish the Maximum Approved Cost by either: SEE RIDER ATTACHED
                                                         ------------------

          (1) Agreeing in writing to pay the amount if any, by which the Estimated Construction Cost exceeds the Tenant Finish Allowance; or

          (2) Agreeing to have the Final Space Plan revised by Landlord's architect in order to assure that the Estimated Construction Cost is acceptable to Tenant, and either:

               (A)  No more than the Tenant Finish Allowance; or

               (B) Exceeds the Tenant Finish Allowance by an amount which Tenant agrees to pay pursuant to clause (1) immediately above.

          Tenant shall give immediate attention to establishing the Maximum Approved Cost by responding to Landlord within 2 business days. Upon Tenant's timely fulfillment of its obligations in either clause (1) or clause (2) immediately above, the Maximum Approved Cost will be established.

     (d) Upon establishment of the Maximum Approved Cost, Landlord will cause to be prepared and delivered to Tenant the Working Drawings, the Construction Schedule, and the Tenant Cost Proposal for the Improvements in accordance with the Final Space Plan. If the Tenant Cost Proposal is less than the Maximum Approved Cost, Landlord will take steps necessary to commence construction of the Improvements to the Premises.

          If the Tenant Cost Proposal is more than the Maximum Approved Cost, Landlord will so notify Tenant in writing and Tenant will either (1) agree in writing to pay the amount by which the Tenant Cost Proposal exceeds the Tenant Finish Allowance or (2) request Landlord to revise the Working Drawings in order to assure that the Tenant Cost Proposal is no more than the Maximum Approved Cost.

          Tenant shall give immediate attention to the cost proposal approval process and to respond to Landlord within 3 business days.

     (e) Following approval of the Working Drawings and the Tenant Cost Proposal, Landlord will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the necessary approvals and permits, Landlord will begin construction of the Improvements.

7. Payment by Tenant. The amount payable by Tenant will be billed periodically, as the work proceeds, and

                                    Page C-3

     ______________________________ improvements during construction only by written instructions to Landlord's Representative on a form approved by Landlord. All such changes will be subject to Landlord's prior written approval in accordance with paragraph 5. Prior to commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, a Change Order setting forth the total cost of such change, which will include associated architectural, engineering, construction contractor's costs and fees, Construction Schedule changes, and the cost of Landlord's overhead pursuant to paragraph 4(b). If Tenant fails to approve such change order within 5 business days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord will proceed with the change.

9. Early Entry. Landlord, in its sole discretion, may permit Tenant and Tenant's employees and agents to enter the Premises prior to the Commencement Date so that Tenant may do such other work as may be required to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, it will be upon the condition that Tenant and its employees, agents, contractors and suppliers shall work in harmony with Landlord and its employees, agent, contractors and suppliers and will not interfere with the performance of the work by Landlord or with the work of any other tenants or occupants in the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference. Landlord shall have the right to withdraw such license upon 24 hours written notice to Tenant. Tenant agrees that any such entry or occupation of the Premises shall be governed by all of the terms, covenants, conditions and provisions of the Lease, except the covenant for the payment of Rent, and further agrees that Landlord shall not be liable in any way for injury, loss or damage which may occur to any of the Tenant's work or installations made in such Premises, Building or Project, or to any personal property placed therein, the same being at Tenant's sole risk.

10. Completion and Commencement Date. Tenant's obligation for payment of Rent pursuant to the Lease will commence on the Commencement Date; however, the Commencement Date and the date for the payment of Rent may be delayed on a day-by-day basis for each day the substantial completion of the Improvements is delayed by Landlord or its contractors or agents. The payment of Rent will not be delayed by a delay of substantial completion due to Tenant. The following are some examples of delays which will not affect the Commencement Date and the date Rent is to commence under the
     Lease:

     (a)  Late submissions of Programming Information;

     (b)  Change Orders requested by Tenant;

     (c) Delays in obtaining construction materials requested by Tenant; provided that Landlord immediately notifies Tenant of such delay and Tenant does not elect to substitute other materials;

     (d) Tenant's failure to approve timely any item requiring Tenant's approval; and

     (e)  Delays by Tenant according to paragraph 6.

     In the event that substantial completion of the Improvements is delayed by Landlord, its contractors, or agents, the Commencement Date will be the date of substantial completion of the improvements, subject only to the completion of Landlord's punch-list items (that is, those items that do not materially interfere with Tenant's use and enjoyment of the Premises). Landlord and Tenant will confirm the Commencement Date in accordance with
     Section 3.1 of the Lease.

11. Condition of the Premises.

     (a) Prior to the Commencement Date, Tenant will conduct a walk-through inspection of the Premises with Landlord and prepare a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list and "latent defects" (as defined below), by taking possession of the Premises Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Improvements as required by this Workletter and that there are no items needing additional work or repair. The punch-list will not include any damage to the Premises caused by Tenant's move-in or early access, if permitted. Damage caused by Tenant will be repaired or corrected by Landlord at Tenant's expense. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and this Workletter. If Tenant fails to submit a punch-list to Landlord prior to the Commencement Date, it will be deemed that there are no items needing additional work or repair. Landlord's contractor will complete all reasonable punch-list items within 30 days after the walk-through inspection or as soon as practicable after such walk-through.

     (b) A "latent defect" is a defect in the condition of the Premises caused by Landlord's failure to construct the

                                    Page C-4

          ____________________________________________________________ then
          Landlord, at its expense, will repair such latent defect as soon as practicable. Except as set forth in this paragraph 11, Landlord will have no obligation or liability to Tenant for latent defects.

12. No Liability. Subject to paragraph 11 regarding latent defects, Preparation of the Final Space Plan and Working Drawings by or on behalf of Landlord shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, ordinances, rules, regulations of governmental agencies or authorities, or the use and occupancy permit for the Building. SEE RIDER ATTACHED
                                                    ------------------
13. Adjustments Upon Completion. As soon as practicable, upon completion of the Improvements in accordance with this Workletter, Landlord will notify Tenant of the Rentable Area of the Premises, the Rentable Area of the Building, Monthly Rent, and Tenant's Share, if such information was not previously determinable by Landlord. Tenant, within 10 days of Landlord's written request, will execute a certificate confirming such information.

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                                    Page C-5

RULES AND REGULATIONS

     1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures.

     2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building except such roof or portion of such roof as may be contiguous to the Premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building,

     3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of Tenant's Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and building standard window treatments, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

     4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

     5. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for the purpose of cleaning it. No tenant will cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Should Tenant's actions result in any increased expense for any required cleaning, Landlord reserves the right to assess Tenant for such expenses.

     6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

     7. No tenant, or tenant's invitees or licensees, will in any way deface any part of the Premises or the Building of which they form a part. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

     8. No tenant will alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agents, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each tenant, free of charge, with two (2) keys to each suite entry door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the Premises and Building that have been furnished to such tenant.

     9. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons

                                    Page D-1
business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-Business Hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the Lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property.

     10. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in tenant's normal operations in the Premises, which shall be stored in accordance with applicable law. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

     11. Tenants shall not, prior to or during the Term, either directly or indirectly, employ or permit the employment of any contractor, mover, mechanic or laborer, or permit any materials in the Premises, if the use of such contractor, mover, mechanic or laborer or such materials would, in Landlord's opinion, create any difficulty, strike or jurisdictional dispute with other contractors, movers, mechanics or laborers engaged by Landlord, tenants, or others, or would in any way disturb the construction, maintenance, cleaning, repair, management, security or operation of the Building, Project or any part thereof. Any tenant, upon demand by Landlord, shall cause all contractors, movers, mechanics, laborers or materials causing such interference, difficulty or conflict to leave or be removed from the Project immediately.

     12. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant will refrain from or discontinue such advertising.

     13. Tenant will not bring any animals (except "Seeing Eye" dogs) or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

     14. All persons entering or leaving the Building between the hours of 6 p.m. and 7 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays will comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord reserves the right to limit reasonably or restrict access to the Building during such time periods.

     15. Each tenant will store all its trash and garbage within its Premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles nor will they be removed by the Building's janitorial service, except at Landlord's sole option and at the tenant's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

     16. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

     17. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of Landlord or Landlord's agent will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

                                    Page D-2

RIDER TO LEASE - CALIFORNIA

This RIDER TO LEASE between MBL Life Assurance Corporation, as Landlord, and MSK Financial Services Inc., A California Corporation (DBA Accredited Home Lenders) as Tenant, is dated August 29, 1995. Landlord and Tenant hereby agree as follows:

1.   The following subsection (g) shall be added to ARTICLE 18, - DAMAGE AND
     DESTRUCTION:

     (g) Tenant waives any rights it may have under Sections 1941 and 1942 of the California Civil Code regarding repair and termination after destruction of part or all of the Premises.

2.   ARTICLE 19, - SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

     19.1 Subordination. This Lease and all of Tenant's rights granted under this Lease shall, at Landlord's option, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Property and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust or ground lease or the date of recording thereof.

     19.2 Nondisturbance. Notwithstanding the subordination of this Lease to any ground lease, mortgage, deed of trust, or any other hypothecation or security, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default under this Lease and for so long as Tenant continues to perform all of Tenant's obligations under this Lease.

     19.3 Attornment. If the interest of Landlord under this Lease is transferred by reason of foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding to enforce the security interest of any mortgagee, trustee or ground lessor, Tenant shall attorn to the transferee who acquires the interest of Landlord as the result of such foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding ("Transferee") as the Landlord under this Lease. Such attornment shall be self operative and effective upon the Transferee's succession to the interest of the Landlord under this Lease without execution of other instruments. Such Transferee will not be bound by:

          (a) Any payment of Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease that are actually received by such successor in interest;

          (b) Any amendment or modification of this Lease made without the written consent of such successor in interest (if such consent was required under the terms of such superior lien);

          (c) Any claim against Landlord arising prior to the date on which such Transferee succeeded to Landlord's interest, or

          (d) Any claim or offset of Rent against the Landlord.

     19.4 Execution of Documents. Tenant agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this paragraph.

3.   The following shall be added at the end of ARTICLE 21.2, - WAIVER AND
     RELEASE:

          Tenant waives the provision of Civil Code Section 1542, which section provides as follows: "Civil Code Section 1542. General Release - Claims Extinguished. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

4. ARTICLES 25.2, 25.3, AND 25.4 are hereby deleted in their entirety and the following is inserted in their place.

     ARTICLE 25.2. - REMEDIES BY LANDLORD

     If any one or more events of default set forth in Article 25.1 occurs, then Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

     a. Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if the Tenant has right to sublet or assign, subject only to reasonable limitations).

     b. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to (i) the worth at the time of award of any unpaid Rent which had been earned at the time of termination, plus, (ii) the worth at the time of award of the amount by which the unpaid Rent which exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, plus, (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, plus, (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including if applicable the costs of repairs, alterations, redecorating, lease commissions, and Landlord's other expenses incurred in reletting the Premises to a new tenant, plus, (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. On any such reentry, Landlord has the right to make any reasonable repairs, alterations, or modifications to the Premises which Landlord in its sole discretion deems reasonable and necessary. As used in subparagraphs (i) and (ii), the "worth at the time of award" is computed by allowing interest at the rate specified in the fourth sentence of Section 27.21 from the date of default. As used in subparagraph (iii), the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York, New York at the time of the award plus one percent (1%). The term "rent," as used in this article means all rent to be paid pursuant to this Lease and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

     c. Landlord and/or its designated agent may, as Attorney In Fact for Tenant, enter the Premises and remove therefrom all persons and property. (Landlord is irrevocably appointed Attorney In Fact for Tenant, with power of substitution, for such purposes and all others set forth in this paragraph.) Such property may be stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant, and may be sold by Landlord by public or private sale, without notice to or demand on Tenant, if said property is stored for thirty
          (30) days or more and Tenant has not paid the entire cost of storage.

     ARTICLES 25.5 and 25.6 shall be renumbered 25.3 and 25.4 respectively.

5. ARTICLE 27.21 is deleted in its entirety and the following is inserted in its place:

     ARTICLE 27.21 - LATE PAYMENTS

     Tenant acknowledges that late payment to Landlord of Rent and any and all other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. The exact amount of such sums is extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises, if any. Consequently, and Rent or monetary obligation due Landlord that is not paid when due will accrue interest at a rate of Prime Rate plus five percent (5%) per annum (but in no event in an amount in excess of the maximum rated allowed by law) from the date on which it was due until the date on which it is paid in full with accrued interest. In addition to the foregoing, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount due. The parties hereto agree that such

          (d) All provisions of the Lease regarding obligations at the end of the term of the Lease shall be applicable if the Lease is terminated by exercise of the Termination Option.

     3. Credit for Unused Tenant Finish Allowance: Any portion of the Tenant
        -----------------------------------------
Finish Allowance not utilized pursuant to the Workletter, but in no event more than $5 per square foot of Rentable Area in the Premises, shall be applied to reduce the Rent payable by Tenant over the sixty (60) month Term of the Lease, any such credit to be applied equally to each monthly payment of Rent due during such Term.

     4. Liability and Indemnification: Notwithstanding anything to the contrary
        -----------------------------
set forth in the Lease, nothing shall relieve Landlord from liability for, and Tenant shall have no indemnification or other liability for, any and all demands, claims, causes of action, fines, penalties, damages, liabilities, judgments, and expenses (including without limitation reasonable attorneys' fees) incurred in connection with or arising from the gross negligence, willful misconduct, or violation of law, regulation or ordinance, by Landlord, its employees or agents.

     5. Signage: Landlord shall construct and maintain the existing "tombstone"
        -------
sign next to the entry of the Premises and the addition of Tenant's name to the monument sign at the entrance to the Project. Costs of both signs are to be included in the improvements covered by the Tenant Finish Allowance. Landlord shall have control over the location, size, materials, appearance, construction, and configuration of the monument sign.

     ADDENDUM TO LEASE DATED AUGUST 29, 1995 ("LEASE") BY AND BETWEEN MBL LIFE ASSURANCE CORPORATION ("LANDLORD") AND MSK FINANCIAL SERVICES, INC. (DBA ACCREDITED HOME LENDERS) ("TENANT") REGARDING PREMISES KNOWN AS SUITE 100, 15030 AVENUE OF SCIENCE, SAN DIEGO, CALIFORNIA ("PREMISES").

     1. Expansion Option: Tenant shall have the right ("Expansion Option") to
        ----------------
expand the Premises to include the area designated as "Expansion Space" on Exhibit A on the ground floor, which will increase the Premises by 4,559 square feet for a total of 14,557 square feet upon the following terms and conditions:

          (a) Tenant's written notice of exercise of the Expansion Option must be received by Landlord on or before the last day of the ninth (9th) month from the commencement date of the Lease and shall be effective commencing with the first day of the 13th month from the commencement date of the Lease, subject to postponement for delay in completing Improvements in accordance with the terms of the Workletter.

          (b) The terms of this Lease shall apply to the Expansion Space, except as follows:

               (1) The Rent then in effect will be applied on a rentable square foot basis to the Expansion Space.

               (2) Tenant's share of the Operating Expenses will be increased to reflect the addition of the Expansion Space to the Premises.

               (3) Tenant shall be entitled to the same Tenant Improvement Allowance (on a square foot basis) as it was entitled to for the original Premises and the Rent shall be increased by the difference between the amount necessary to amortize such Tenant Improvement Allowance over 48 months versus 60 months. For example, if the cost of the Tenant Improvements for the Expansion Space was $75,000, Rent would be increased by $312.50 per month or $.06 per square foot (i.e., 5,000 sq. ft. x $15 psf = $75,000/48 mos $1,562.50 per month less $1,250.00 (60 mos amortization)).

               (4) Tenant shall not be entitled to free rent regarding the Expansion Space.

          (c) If notice of exercise of the Expansion Option is not received within the time provided, the Expansion Option shall expire without notice or action on the part of any party and Tenant shall have no further interest or rights in the Expansion Space and shall, upon request, execute documentation confirming such expiration. Time is expressly of the essence with regard to exercise of the Expansion Option.

     2. Option to Terminate: Tenant shall have the right ("Termination Option")
        -------------------
to terminate this Lease at the end of the 36th month of the commencement of the term, upon the following terms and conditions:

          (a) As of the date of termination there must not be an uncured Default caused or allowed by Tenant;

          (b) Written notice of Tenant's exercise of the Termination Option must be received by Landlord no later than the end of the 32nd month of the commencement of the term.

          (c) Written notice of Tenant's exercise of the Termination Option must be accompanied by payment of a termination fee in the sum of (1) two (2) months Rent at the rate then in effect; and (2) the remaining unamortized costs of Tenant Improvements paid by the Landlord (including any Tenant Improvements in connection with the Expansion Space if the Expansion Option has been exercised) and unamortized leasing commissions paid by Landlord.

This Commencement Date and Estoppel Certificate is entered into by Landlord and Tenant pursuant to Section 3.1 of the Lease.

     1. DEFINITIONS. In this certificate the following terms have the meanings given to them:

          (a)  Landlord: MBL Life Assurance Corporation

          (b) Tenant: MSK Financial Services, Inc., a California Corporation (dba Accredited Home Lenders)

          (c) Lease: Office lease dated August 29, 1995 between Landlord and Tenant.

          (d)  Premises: Suite 100.

          (e)  Building Address: 15030 Avenue of Science
                                 San Diego CA 92128

     2.   Landlord and Tenant confirm that the Commencement Date of the Lease is and the Expiration Date is
          -------------------------                           ------------------
          and that Sections 1.1 (k) and (l) are accordingly amended.

     3.   The Rentable Area of the Premises is 9,998 square feet.

     4.   The Rentable Area of the Building is 115,862 square feet.

     5.   Tenant's Share is nine (9%) percent.

     6. Tenant has accepted possession of the Premises as provided in the Lease.

     7. The Improvements required to be furnished by the Landlord in accordance with the Workletter (if any) have been furnished to the satisfaction of Tenant (subject to any corrective work or punch-list items submitted previously to Landlord).

     8. All terms and conditions to be performed by Landlord under the Lease have been satisfied and on this date there are no existing defenses or offsets which Tenant has against the full enforcement of the Lease by Landlord.

     9. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:
                                                 -------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     10. There are no setoffs or credits against Rent, and no Security Deposit or prepaid Rent has been paid except as provided by the Lease.

Landlord and Tenant have executed this Commencement Date and Estoppel Certificate as of the dates set forth below.

Tenant:                                Landlord: MBL Life Assurance Corporation
       -----------------------------

       -----------------------------

By:                                    By:
       -----------------------------         -----------------------------------

Name:                                  Name:
       -----------------------------         -----------------------------------

Title:                                 Title:
       -----------------------------         -----------------------------------

Date:                                  Date:
       -----------------------------         -----------------------------------

_______________________

Tenant may extend this Lease for a period of sixty (60) months (the "Extension Term") beginning the day after the Lease Expiration Date, upon the same terms and conditions of the Lease, except that:

     1.   the Term is modified to include the Extension Term;
     2. the Monthly Rent and Additional Rent for the Extension Term shall be the market rate (determined exclusive of any and all allowances, credits and other tenant concessions offered by Landlord to tenants leasing new or additional space in the Building) charged by the Landlord for comparable space at the time of Landlord's receipt of Tenant's Notice to Extend Term (defined below), but not less than the amount of Monthly Rent and Additional Rent at the time of Tenant's Notice to Extend Term; and
     3. the Option to Extend shall be deleted and shall not be available to Tenant at the end of the Extension Term.

To exercise this option to Extend, Tenant must:

     1. never have allowed an event of default to occur and remain uncured of the Lease; and
     2. give Notice to Landlord that Tenant is exercising its Option to Extend at least 180 days, but not more than 240 days before the Lease Expiration Date ("Tenant's Notice to Extend Term").
     3. provide such financial reports and statements evidencing to the Landlord's reasonable satisfaction the Tenant's ability to meet its obligations during the Extension Term.
     4. execute the extension agreement memorializing the terms of the extension as set forth herein to be provided by Landlord and return it to Landlord within 10 days of receipt:

Failure of Tenant to observe or comply with the terms of this Option to Extend shall render the option null and void. Landlord shall not be required to extend the Term of this Lease if, in its reasonable judgement, Tenant's financial condition may impair its ability to meet its obligations during the Extended Term. This option is personal to the Tenant named herein and shall be void upon any transfer as per Article 9 of this Lease.

                                 RIDER TO LEASE

3.1 Delivery of Possession: If for any reason, Landlord cannot deliver possession of the Premises to Tenant on or before May 1, 1996 ("Outside Date"), Landlord shall not be liable to Tenant for any damages resulting from that failure, nor shall that failure cause a termination of this Lease or Tenant's obligations under this Lease, except as otherwise permitted under this Section, nor shall that failure extend the term of this Lease. If Landlord has not delivered possession of the Premises to Tenant on or before the Outside Date, Tenant may cancel this Lease, by written notice to Landlord within ten (10) days after the Outside Date; in which case, the parties shall be discharged from all obligations under this Lease; provided, however, that if the written notice of Tenant is not received by Landlord within such ten (10) day period, Tenant shall have no further right to terminate this Lease by reason of Landlord's failure to timely deliver possession. The Outside Date shall be extended one (1) day for each day of delay in design or construction of the Improvements caused by (i) any act or inaction of Tenant or any employee, contractor, or agent of Tenant (including Tenant change orders) and/or, (ii) strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason beyond the reasonable control of Landlord. Landlord shall use diligent efforts to ensure completion of improvements at the earliest date possible.

14.1 General

     (2) At Landlord's option, will be made by Tenant, subject to Landlord's reasonable approval or Landlord for Tenant's account, subject to Tenant's right to cancel desired alterations, additions or improvements if the estimated cost of such work of which Landlord shall notify Tenant prior to commencing such work, is unacceptable to Tenant.

6.   Schedule of Improvement Activities

     (c) and delivered to Tenant three competitive bids as to the cost of the Improvements as set forth in the final space plan and construction drawings. Tenant will notify Landlord in writing of the bid selected by Tenant, provided that if Landlord disapproves of such bid and Landlord and Tenant cannot agree on another bid, the lowest bid shall be selected (the "Estimated Construction Cost").

WORKLETTER, Page C-5, Paragraph 12 - No Liability

     If Tenant has been damaged by reason of defective design or workmanship and desires to pursue recourse against Landlord's architects, engineers, or contractors, Landlord may, in its sole discretion, assign such rights to Tenant as may be necessary in order to pursue such recourse; provided, however, such assignment shall be on a non-exclusive basis and Landlord shall reserve such rights to itself.

Space on any exterior signage will be provided in Landlord's sole discretion. No tenant will have any right to the use of any exterior sign.

     19. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any failure to comply or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

     20. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building as a first quality building or that will impair the comfort and convenience of other tenants in the Building.

     21. Tenant (including tenant's employees, agents, invitees, and visitors) will use the parking spaces solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the parking areas. The parking areas will not be used by Tenant, its agents, or employees, for overnight parking of vehicles, except with Landlord's prior consent. Tenant will ensure that any vehicle parked in any of the parking spaces will be kept in proper repair and will not leak oil, grease, gasoline, or any other fluids. If any of the parking spaces are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an event of default under the Lease.

     22. No act or thing done or omitted to be done by Landlord or Landlord's agent during the term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any tenant nor will it be deemed an acceptance of surrender of the Premises by any tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

     23. In these rules and regulations, the term "tenant" includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

     24. Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any such rules and regulations against any or all of the tenants of the Building after such waiver.

     25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                    Page D-3

__________

This Workletter is dated August 29, 1995, between MBL Life Assurance Corporation ("Landlord") and MSK Financial Services, Inc., (dba Accredited Home Lender) ("Tenant").

RECITALS

This Workletter is attached to and forms a part of that certain office lease dated August 29, 1995 ("Lease"), pursuant to which Landlord has leased to Tenant office space in the Building.

Tenant requests and Landlord agrees to make certain initial improvements to the Premises, prior to occupancy, upon the terms and conditions contained in this Workletter.

1.   Definitions. In this Workletter, some defined terms are used. They are:

     (a)  Tenant's Representative: Pete Frank

     (b)  Landlord's Representative: Tim Meissner

     (c) Tenant Finish Allowance: Not to exceed $ 15.00 per square foot (non-cash), which equals $ 150,000.00 and is to be applied by Landlord to the cost of the improvements.

     (d) Programming Information: Information provided by Tenant, including the nature of the Tenant's business, manner of operation, number and types of rooms, special equipment and functional requirements, anticipated growth, interactions among groups, and any other programming requirements the Tenant may have.

     (e) Programming Information Submission Date: September 25, 1995, the date Tenant will submit to Landlord the Programming Information necessary for the preparation of the space plan.

     (f) Final Space Plan: A drawing of the Premises clearly showing the layout and relationship of all departments and offices, depicting partitions, door locations, types of electrical/data/telephone outlets, and delineation of furniture and equipment as approved by Tenant.

     (g) Estimated Construction Cost: A preliminary estimate of the costs of the improvements that are depicted on the Final Space Plan, including all architectural, engineering, contractor, and any other costs as can be determined from the Final Space Plan.

     (h) Working Drawings: Construction documents detailing the improvements, complete in form and content and containing sufficient information and detail to allow for competitive bidding or negotiated pricing by contractor(s) selected and engaged by Landlord. and approved by Tenant.

     (i) Construction Schedule: A schedule depicting the relative time frames for various activities related to the construction of the improvements in the Premises.

     (j) Tenant Cost Proposal: A final estimate of costs of the improvements that are depicted on the Working Drawings, including all architectural, engineering, contractor, and any other costs, and clearly indicating the dollar amount, if any, that is to be paid by Tenant pursuant to paragraph 7.

     (k) Maximum Approved Cost: The amount established in accordance with paragraph 6(c) that Tenant has agreed to pay for the Improvements to the Premises.

     (l)  Improvements: The work is inclusive of the following:

          (1) The development of space plans and working drawings, including supporting engineering studies (i.e., structural design or analysis, lighting or acoustical evaluations, or others as determined by Landlord's architect);

          (2) All construction work necessary to augment the Base Building, creating the details and partitioning shown on the Final Space Plan. The work will create finished ceilings, walls, and floor surfaces, as well as complete HVAC, lighting, electrical, and fire protection systems.

          The Improvements will NOT include personal property items, such as decorator items or services, artwork, plants, furniture, equipment, or other fixtures not permanently affixed to the Premises.

     (m) Cost of the Improvements: The cost includes but is not limited to the following:

                                    Page C-1

          (2)  All contractor and construction manager costs and fees;

          (3)  All permits and taxes;

          (4) A coordination and administration fee to Landlord, pursuant to paragraph 4(b).

     (n) Change Order: Any change, modification, or addition to the Final Space Plan or Working Drawings after Tenant has approved the same.

     (o) Base Building: Those elements of the core and shell construction that are completed in preparation for the Improvements to the Premises. This includes Building structure, envelope, and systems as indicated on Schedule 1, "Base Building Definition," attached hereto. This defines the existing conditions to which Improvements are added.

     (p) Building Standard: Component elements utilized in the design and construction of the Improvements that have been pre-selected by the Landlord to ensure uniformity of quality, function, and appearance throughout the Building. These elements include but are not limited to ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures, and HVAC components.

     (q) Other capitalized terms not defined herein shall have the same meaning as defined in the Lease.

2. Representatives. Landlord appoints Landlord's Representative to act for Landlord in all matters associated with this Workletter. Tenant appoints Tenant's Representative to act for Tenant in all matters associated with this Workletter. All inquiries, requests, instructions, authorizations, and other communications with respect to the matters covered by this Workletter will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any employee or agent of Landlord, including, without limitation, Landlord's architect, engineers, and contractors or any of their agents or employees, with regard to matters associated with this Workletter. Either party may change its representative under this Workletter at any time by providing 3 days' prior written notice to the other party.

3. Project Design and Construction. All work will be performed by designers and contractors selected and engaged by Landlord.

4.   Cost Responsibilities.

     (a) Landlord: Landlord will pay up to the amount of the Tenant Finish Allowance for the cost of the Improvements.

     (b)  Tenant: Tenant will pay for:

          (1) Tenant-initiated changes to the Final Space Plan or Working Drawings after Tenant's approval; but only to the extent any such change results in total approved costs in excess of the Tenant Finish

          (2) Tenant-initiated Change Orders, modifications, or additions to the Improvements after Tenant's approval of the Working Drawings; but only to the extent any such change regults in total approved costs in excess of the Tenant Finish Allowance;

          (3) All costs in excess of the Tenant Finish Allowance that are not included in (1) or (2) immediately above; but only to the extent the Tenant Cost Proposal exceeds the Tenant Finish Allowance;

          (4) The cost of the Landlord's overhead for coordination and administration at a rate of 5% of the total cost to the Landlord of clauses (1), (2), and (3) above.

5. Landlord's Approval. Landlord, in its reasonable discretion, may withhold its approval of any space plan, Working Drawings, or Change Order that:

     (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the Building;

     (b) Is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed;

     (c) Would not be approved by a prudent owner of property similar to the Building;

                                    Page C-2

     (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building; beyond that required for customary office use;

     (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

     (g) Does not conform to applicable building code or is not approved by any governmental, quasi-governmental or utility authority with jurisdiction over the Premises; or

6.   Schedule of Improvement Activities.

     (a) On or before the Programming Information Submission Date, Tenant will cooperate with and submit to Landlord the Programming Information necessary for Landlord's architect to prepare the proposed space plan.

     (b) Landlord's architect will expeditiously prepare a space plan and forward it to Tenant. Tenant will give Landlord written notice whether or not Tenant approves the proposed space plan within 5 business days after its receipt. If Tenant's notice objects to the proposed space plan, the notice will set forth how the proposed space plan is inconsistent with the Programming Information and how the proposed space plan must be changed in order to overcome Tenant's objections. Landlord will resubmit a revised space plan to Tenant and it will be treated as though it was the first proposed space plan prepared pursuant to this paragraph.

     (c) After Tenant approval of the Final Space Plan and construction drawings, Landlord will promptly cause to be prepared,: Tenant will establish the Maximum Approved Cost by either SEE RIDER ATTACHED
                                                        ------------------

          (1) Agreeing in writing to pay the amount if any, by which the Estimated Construction Cost exceeds the Tenant Finish Allowance; or

          (2) Agreeing to have the Final Space Plan revised by Landlord's architect in order to assure that the Estimated Construction Cost is acceptable to Tenant, and either:

               (A)  No more than the Tenant Finish Allowance; or

               (B) Exceeds the Tenant Finish Allowance by an amount which Tenant agrees to pay pursuant to clause (1) immediately above.

          Tenant shall give immediate attention to establishing the Maximum Approved Cost by responding to Landlord within 2 business days. Upon Tenant's timely fulfillment of its obligations in either clause (1) or clause (2) immediately above, the Maximum Approved Cost will be established.

     (d) Upon establishment of the Maximum Approved Cost, Landlord will cause to be prepared and delivered to Tenant the Working Drawings, the Construction Schedule, and the Tenant Cost Proposal for the improvements in accordance with the Final Space Plan. If the Tenant Cost Proposal is less than the Maximum Approved Cost, Landlord will take steps necessary to commence construction of the Improvements to the Premises.

          If the Tenant Cost Proposal is more than the Maximum Approved Cost, Landlord will so notify Tenant in writing and Tenant will either (1) agree in writing to pay the amount by which the Tenant Cost Proposal exceeds the Tenant Finish Allowance or (2) request Landlord to revise the Working Drawings in order to assure that the Tenant Cost Proposal is no more than the Maximum Approved Cost.

          Tenant shall give immediate attention to the cost proposal approval process and to respond to Landlord within 3 business days.

     (e) Following approval of the Working Drawings and the Tenant Cost Proposal, Landlord will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the necessary approvals and permits, Landlord will begin construction of the Improvements.

7. Payment by Tenant. The amount payable by Tenant will be billed periodically, as the work proceeds, and

                                    Page C-3

     ___________________________________________________________________________
     improvements during construction only be writer, instructions to Landlord's Representative on a form approved by Landlord. All such changes will be subject to Landlord's prior written approval in accordance with paragraph
     5. Prior to commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, a Change Order setting forth the total cost of such change, which will include associated architectural, engineering, construction contractor's costs and fees, Construction Schedule changes, and the cost of Landlord's overhead.Pursuant to paragraph 4(b)if Tenant fails to approve such change order within 5 business days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord will proceed with the change.

9. Early Entry. Landlord, in its sole discretion, may permit Tenant and Tenant's employees and agents to enter the Premises prior to the Commencement Date so that Tenant may do such other work as may be required to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, it will be upon the condition that Tenant and its, employees, agents, contractors and suppliers shall work in harmony with Landlord and its employees, agents, contractors and suppliers and will not interfere with the performance of the work by Landlord or with the work of any other tenants or occupants in the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such license upon 24 hours written notice to Tenant. Tenant agrees that any such entry or occupation of the Premises shall be governed by all of the terms, covenants, conditions and provisions of the Lease, except the covenant for the payment of Rent, and further agrees that Landlord shall not be liable in any way for injury, loss or damage which may occur to any of the Tenant's work or installations made in such Premises, Building or Project, or to any personal property placed therein, the same being at Tenant's sole risk.

10. Completion and Commencement Date. Tenant's obligation for payment of Rent pursuant to the Lease will commence on the Commencement Date; however, the Commencement Date and the date for the payment of Rent may be delayed on a day-by-day basis for each day the substantial completion of the Improvements is delayed by Landlord or its contractors or agents. The payment of Rent will not be delayed by a delay of substantial completion due to Tenant. The following are some examples of delays which will not affect the Commencement Date and the date Rent is to commence under the
     Lease:

     (a)  Late submissions of Programming Information;

     (b)  Change Orders requested by Tenant;

     (c) Delays in obtaining construction materials requested by Tenant; provided that Landlord immediately notifies Tenant of such delay and Tenant does not elect to substitute other materials

     (d) Tenant's failure to approve timely any item requiring Tenant's approval; and

     (e)  Delays by Tenant according to paragraph 6.

     In the event that substantial completion of the Improvements is delayed by Landlord, its contractors, or agents, the Commencement Date will be the date of substantial completion of the improvements, subject only to the completion of Landlord's punch-list items (that is, those items that do not materially interfere with Tenant's use and enjoyment of the Premises). Landlord and Tenant will confirm the Commencement Date in accordance with
     Section 3.1 of the Lease.

11.  Condition of the Premises.

     (a) Prior to the Commencement Date, Tenant will conduct a walk-through inspection of the Premises with Landlord and prepare a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list and "latent defects" (as defined below), by taking possession of the Premises Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Improvements as required by this Workletter and that there are no items needing additional work or repair. The punch-list will not include any damage to the Premises caused by Tenant's move-in or early access, if permitted. Damage caused by Tenant will be repaired or corrected by Landlord at Tenant's expense. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and this Workletter. If Tenant fails to submit a punch-list to Landlord prior to the Commencement Date, it will be deemed that there are no items needing additional work or repair. Landlord's contractor will complete all reasonable punch-list items within 30 days after the walk-through inspection or as soon as practicable after such walk-through.

     (b) A "latent defect" is a defect in the condition of the Premises caused by Landlord's failure to construct the

                                    Page C-4

          ___________________________________________________________________
          then Landlord, at its expense, will repair such latent defect as soon as practicable. Except as set forth in this paragraph 11, Landlord will have no obligation or liability to Tenant for latent defects.

12. No Liability. Subject to paragraph 11 regarding latent defects, Preparation of the Final Space Plan and Working Drawings by or on behalf of Landlord shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, ordinances, rules, regulations of governmental agencies or authorities, or the use and occupancy permit for the Building. SEE RIDER ATTACHED
                                                    ------------------

13. Adjustments Upon Completion. As soon as practicable, upon completion of the Improvements in accordance with this Workletter, Landlord will notify Tenant of the Rentable Area of the Premises, the Rentable Area of the Building, Monthly Rent, and Tenant's Share, if such information was not previously determinable by Landlord. Tenant, within 10 days of Landlord's written request, will execute a certificate confirming such information.

           *****[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]*****

                                    Page C-5

RULES AND REGULATIONS

     1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures.

     2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building except such roof or portion of such roof as may be contiguous to the Premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

     3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of Tenant's Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and building standard window treatments, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

     4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

     5. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for the purpose of cleaning it. No tenant will cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Should Tenant's actions result in any increased expense for any required cleaning, Landlord reserves the right to assess Tenant for such expenses.

     6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

     7. No tenant, or tenant's invitees or licensees, will in any way deface any part of the Premises or the Building of which they form a part. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

     8. No tenant will alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agents, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each tenant, free of charge, with two (2) keys to each suite entry door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the Premises and Building that have been furnished to such tenant.

     9. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons

                                    Page D-1
business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-Business Hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the Lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property.

     10. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in tenant's normal operations in the Premises, which shall be stored in accordance with applicable law. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

     11. Tenants shall not, prior to or during the Term, either directly or indirectly, employ or permit the employment of any contractor, mover, mechanic or laborer, or permit any materials in the Premises, if the use of such contractor, mover, mechanic or laborer or such materials would, in Landlord's opinion, create any difficulty, strike or jurisdictional dispute with other contractors, movers, mechanics or laborers engaged by Landlord, tenants, or others, or would in any way disturb the construction, maintenance, cleaning, repair, management, security or operation of the Building, Project or any part thereof. Any tenant, upon demand by Landlord, shall cause all contractors, movers, mechanics, laborers or materials causing such interference, difficulty or conflict to leave or be removed from the Project immediately.

     12. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant will refrain from or discontinue such advertising.

     13. Tenant will not bring any animals (except "Seeing Eye" dogs) or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

     14. All persons entering or leaving the Building between the hours of 6 p.m. and 7 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays will comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord reserves the right to limit reasonably or restrict access to the Building during such time periods.

     15. Each tenant will store all its trash and garbage within its Premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles nor will they be removed by the Building's janitorial service, except at Landlord's sole option and at the tenant's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

     16. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

     17. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of Landlord or Landlord's agent will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

                                    Page D-2

     DEFINITIONS. In this certificate the following terms have the meanings given to them:

     (a)  Landlord: MBL Life Assurance Corporation

     (b) Tenant: MSK Financial Services, Inc., a California Corporation (dba Accredited Home Lenders)

     (c)  Lease: Office lease dated August 29, 1995 between Landlord and Tenant.

     (d)  Premises: Suite 100.

     (e)  Building Address: 15030 Avenue of Science San
                            Diego CA 92128

2. Landlord and Tenant confirm that the Commencement Date of the Lease is December 15, 1995 and the Expiration Date is December 14, 2000 and that Sections 1.1(k) and (1) are accordingly amended.

3.   The Rentable Area of the Premises is 9,998 square feet.

4.   The Rentable Area of the Building is 115,862 square feet.

5.   Tenant's Share is nine (9%) percent.

6.   Tenant has accepted possession of the Premises as provided in the Lease.

7. The Improvements required to be furnished by the Landlord in accordance with the Workletter (if any) have been furnished to the satisfaction of Tenant (subject to any corrective work or punch-list items submitted previously to Landlord).

8. All terms and conditions to be performed by Landlord under the Lease have been satisfied and on this date there are no existing defenses or offsets which Tenant has against the full enforcement of the Lease by Landlord.

9. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows: Not Applicable.

10. There are no setoffs or credits against Rent, and no Security Deposit or prepaid Rent has been paid except as provided by the Lease.

Landlord and Tenant have executed this Commencement Date and Estoppel Certificate as of the dates set forth below.

Tenant:   ACCREDITED HOME LENDERS, INC                  Landlord: MBL Life Assurance Corporation
          formerly known as MSK Financial
          Services, Inc.(dba Accredited Home Lenders)


By:   /s/ James A. Konrath                              By:
      --------------------------------                         -------------------------------
Name:   James A. Konrath                                Name:
                                                               -------------------------------
Title:  President                                       Title:
                                                               -------------------------------
Date:   December 15, 1995                               Date:
                                                               -------------------------------

3. Commencement Date. The "Commencement Date" for the Expansion Space shall be
   -----------------
the date of substantial completion of the Improvements. Landlord shall construct certain improvements to the Expansion Space, which shall be completed in accordance with the provisions of the Workletter attached to the Lease, except that Tenant's Representative is Pete Frank; the Tenant Finish Allowance shall not exceed $15 per square foot of Rentable Area (which equals $75,780); the Programming Information Submission Date is August 25, 1996; and all references to the Premises and the Improvements will be deemed to refer to the Expansion Space and the improvements that are to be done to the Expansion Space pursuant hereto.

4. Clarification. In Section 1.1(n), regarding Tenant's Monthly Rent, each
   -------------
reference to the word "November" is replaced with the word "December" (since the Commencement Date for the Lease was December 15, 1995).

5. Miscellaneous. The provisions of this agreement supersede any contrary
   -------------
provisions in the Lease. Except as amended hereby, the Lease remains unchanged and in full force and effect.

6. Reduction in Monthly Rent: No Default.
   ------------------------------------

     6.1 After the tenant finish work for the Expansion Space has been finally completed, Tenant's Monthly Rent for the Premises for the remainder of the primary term of the Lease shall be reduced by the "Monthly Reduction Amount." The Monthly Reduction Amount is derived as follows.

          6.1.1 First, determine the total "Cost of the Improvements" (as defined in Exhibit C) for the Expansion Space.

          6.1.2 Second, subtract the amount in 6.1.1 from $75,780. The resulting amount is called the "Savings for the Expansion Space." If the resulting amount is negative, the Savings for the Expansion Space will be $0 (zero). However, notwithstanding the foregoing, the Savings for the Expansion Space shall never exceed $5 per square foot of Rentable Area in the Expansion Space ($25,260).

          6.1.3 Third, add (a) the Savings for the Expansion Space and (b) $3,358 (which is the agreed value of the savings realized from the initial tenant finish work done in the Premises).

          6.1.4 Fourth, divide the amount determined in Section 6.1.3 by the number of scheduled monthly rent payments remaining in the primary term of the Lease after the tenant finish work for the Expansion Space has been finally completed. The resulting number is the Monthly Reduction Amount.

As an example only, if you assumed that the Savings for the Expansion Space was $642, and that there were 48 scheduled monthly rent payments remaining in the primary term of the Lease after the tenant finish work for the Expansion Space has been finally completed, then the Monthly Reduction Amount for the entire space would be $83.33, and the Monthly Rent for the entire Premises would be reduced by that amount for each of the following 48 monthly rent payments (since $3,358 + $642 = $4,000, and $4,000/48 = $83.33).

The foregoing reduction in Monthly Rent implements, and will satisfy Landlord's obligations under, Section 3 of the Addendum to Lease.

     6.2 Tenant represents and warrants that, to the best of Tenant's knowledge, after due inquiry and investigation, there is no default by Landlord under the Lease and there is no event which with the passage of time or the giving of notice or both could ripen into a default or an event of default by Landlord under the Lease. Except for the reduction in Monthly Rent as set forth in
Section 6.1 and Landlord's obligation to reimburse Tenant the sum of $5,220 (which amount relates to a computer room HVAC unit installed as part of the original tenant finish work in the Premises, and which amount will be reimbursed to Tenant upon submission by Tenant of paid invoices for the unit), Tenant has no counterclaim or right to offset, deduction or credit under the Lease or otherwise against the rent or other amounts due or to become due under the Lease.

7. Brokerage Commission. Tenant represents and warrants that Tenant has not
   --------------------
dealt with any broker, agent or other person in connection with this agreement who might be entitled to a commission, except for Ramsey Commercial. Landlord shall pay any broker's commission owing to such broker in accordance with the provisions of a separate written agreement. Tenant shall indemnify Landlord against any liability, loss,

ACCREDITED HOME LENDERS
CARMEL POINT BUSINESS PARK
15030 AVENUE OF SCIENCE
FIRST FLOOR

PROJECT _:     ______
DATE:          __________
AREA:          __________

                                    [GRAPHIC]

FINAL PRELIMINARY FLOOR PLAN
--------------------------------------------------------------------------------
SCALE: [Illegible]

[Illegible]

NOTES:

A. THIS PLAN IS FOR SPACE PLAN REFERENCE ONLY. LUND DESIGN GROUP SHALL DEVELOP CONSTRUCTION DOCUMENTS IN ORDER TO ESTABLISH AN ACCURATE SCOPE OF WORK. LUND DESIGN GROUP IS NOT RESPONSIBLE FOR ANY PRELIMINARY BIDS DEVELOPED FROM THIS PRELIMINARY PLAN.
B. TENANTS OWN SYSTEMS FURNITURE CONSULTANT SHALL BE RESPONSIBLE TO FIELD VERIFY CLEARANCE REQUIRED FOR TENANTS OWN SYSTEMS FURNITURE.
C. NEW LAMINATED PLASTIC BASE, CABINET WITH DOORS AND LOCKS. THIS IS SUBJECT TO PRICING AN LANDLORD'S SUBSEQUENT APPROVAL.
D. NEW LAMINATED PLASTIC UPPER OPEN SHELVING. THIS IS SUBJECT TO PRICING AND SUBSEQUENT LANDLORD'S APPROVAL.
E.   NEW UPPER SHELVING WITH VERTICAL DIVIDERS.
F. ELECTRICAL REQUIREMENTS: (3) ELECTRICAL DUPLEX OUTLETS PER OFFICE. (3)POWER POLES AND(__). BOXES FOR PANEL SYSTEMS, (16) ELECTRICAL DUPLEX OUTLETS AND
     (2) DEDICATED ELECTRICAL DUPLE OUTLETS FOR WORKROOM AND OPEN OFFICE.
G. IN OPEN OFFICE, EXISTING LIGHT FIXTURES ARE TO BE RETROFITED WITH PARABOLIC LENS TO MATCH EXISTING.

                                   EXHIBIT "E"
                   COMMENCEMENT DATE AND ESTOPPEL CERTIFICATE

This Commencement Date and Estoppel Certificate is entered into by Landlord and Tenant pursuant to Section 3.1 of the Lease.

1. DEFINITIONS. In this certificate the following terms have the meanings given to them:

     (a)  Landlord: MBL Life Assurance Corporation

     (b)  Tenant: Accredited Home Lenders, Inc. fka: MSK Financial Services Inc.

     (c)  Lease: First Amendment dated 8/27/96 between Landlord and Tenant.

     (d)  Premises: Suite 106

     (e)  Building Address:                    15030 Avenue of Science
                                               San Diego, California 92128

2. Landlord and Tenant confirm that the Commencement Date of the Amendment is 10/2/96 and the Expiration Date is 12/14/00 and that Sections 1.1 (k) and
     (l) are accordingly amended.

3.   The Rentable Area of the Expansion Premises is 5,052 square feet.

4.   The Rentable Area of the Building is 115.047 square feet.

5.   Tenant's Share is increased to 12.69 percent.

6.   Tenant has accepted possession of the Premises as provided in the Lease.

7. The Improvements required to be furnished by the Landlord in accordance with the Workletter (if any) have been furnished to the satisfaction of Tenant (subject to any corrective work or punch-list items submitted previously to Landlord).

8. All terms and conditions to be performed by Landlord under the Lease have been satisfied and on this date there are no existing defenses or offsets which Tenant has against the full enforcement of the Lease by Landlord.

9. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:
     N/A

10. There are no setoffs or credits against Rent, and no Security Deposit or prepaid Rent has been paid except as provided by the Lease.

Landlord and Tenant have executed this Commencement Date and Estoppel Certificate as of the dates set forth below.

TENANT: Accredited Home Lenders,              LANDLORD: MBL Life Assurance Corporation
        Inc., fka: MSK Financial
        Services, Inc.


BY:     /s/ Ray W. McKewon                    By:    /s/ Illegible
        -------------------------------              ---------------------------------

NAME:   Ray W. McKewon                        NAME:  Anthony N. Chirico

TITLE:  Executive Vice President              Title: Regional Asset Management Officer

DATE:   25 Oct 96                             DATE:  11/19/96

ACCREDITED HOME LENDERS                                                [GRAPHIC]
EXPANSION

CARMEL POINT BUSINESS PARK
15030 AVENUE OF SCIENCE
SUITE 106
SAN DIEGO, CA 92128

DATE: 07/24/96

                                    [GRAPHIC]

PARTITION PLAN
--------------------------------------------------------------------------------
NOT TO SCALE

1. DEFINITIONS. In this certificate the following terms have the meanings given to them:

     (a)  Landlord: MBL Life Assurance Corporation

     (b) Tenant: MSK Financial Services, Inc., a California Corporation (dba Accredited Home Lenders)

     (c)  Lease: Office lease dated August 29, 1995 between Landlord and Tenant.

     (d)  Premises: Suite l00.

     (e)  Building Address:    15030 Avenue of Science
                               San Diego CA 92128

2. Landlord and Tenant confirm that the Commencement Date of the Lease is December 15, 1995 and the Expiration Date is December 14, 2000 and that Sections 1.1(k) and (1) are accordingly amended.

3.   The Rentable Area of the Premises is 9,998 square feet.

4.   The Rentable Area of the Building is 115,862 square feet.

5.   Tenant's Share is nine (9%) percent.

6.   Tenant has accepted possession of the Premises as provided in the Lease.

7. The Improvements required to be furnished by the Landlord in accordance with the Workletter (if any) have been furnished to the satisfaction of Tenant (subject to any corrective work or punch-list Items submitted previously to Landlord).

8. All terms and conditions to be performed by Landlord under the Lease have been satisfied and on this date there are no existing defenses or offsets which Tenant has against the full enforcement of the Lease by Landlord.

9. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:
     Not Applicable.

10. There are no setoffs or credits against Rent, and no Security Deposit or prepaid Rent has been paid except as provided by the Lease.

Landlord and Tenant have executed this Commencement Date and Estoppel Certificate as of the dates set forth below.

Tenant:   ACCREDITED HOME LENDERS, INC    Landlord: MBL Life Assurance Corporation
          formerly known as MSK
          Financial Services, Inc.
          (dba Accredited Home Lenders)


By: Illegible                           By:  Illegible
    --------------------------               -----------------------------

Name: James A. Konrath                  Name:  Anthony N. Chirico

Title: President                        Title: Regional Asset Management Officer

Date: December 15, 1995                 Date: 1/2/96

                            First Amendment to Lease

This First Amendment to Lease is entered into as of this 27 day of August, 1996, by and between MBL LIFE ASSURANCE CORPORATION, a New Jersey corporation ("Landlord"), and Accredited Home Lenders, Inc., formerly known as MSK Financial Services, Inc. (dba Accredited Home Lenders) ("Tenant").

WHEREAS, Landlord and Tenant have previously entered into a certain Office Lease and Addendum (the "Lease") dated August 29, 1995, pursuant to which Tenant leased certain space at 15030 Avenue of Science, San Diego, California, located on the first floor of Building B (the "Premises"); and

WHEREAS, Landlord and Tenant desire to modify certain provisions of the Lease and to provide for the terms and conditions for such modifications as hereinafter set forth;

NOW, THEREFORE, for and in consideration of Ten Dollars ($10) in hand paid, the mutual premises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Defined or capitalized terms used herein and not otherwise
   -----------
defined herein shall have the same meanings as in the Lease. Defined terms set forth in the Lease and not expressly modified herein shall continue to have the meanings set forth in the Lease.

2.   Premises: Rent.
     --------------

     2.1 Beginning on the Commencement Date defined herein, the Premises shall be increased by 5,052 square feet of Rentable Area as shown on Exhibit A- 1 (the "Expansion Space"), for a total of 15,050 square feet of Rentable Area (as shown on Exhibit A-2), and Tenant's Share under Article 1.1(p) of the Lease shall be increased to 12.69%.

     2.2 The Monthly Rent for the Expansion Space shall be as follows:

 Monthly Rent                  Period
 ------------                  ------
 $5,809.80             the Commencement Date for the Expansion Space to 12/14/96
 $6,042.19             12/15/96 to 12/14/97
 $6,283.88             12/15/97 to 12/14/98
 $6,535.23             12/15/98 to 12/14/99
 $6,796.64             12/15/99 to 12/14/00

In addition, the Monthly Rent for the Expansion Space shall be further increased during the primary term of the Lease by the "Amortization Amount," which is the amount derived as follows.

          2.2.1 First, take the total amount of the tenant finish allowance for the Expansion Space, which is $75,780 ($15 per square foot of Rentable Area in the Expansion Space) ("Landlord's Allowance Payment").

          2.2.2 Second, divide Landlord's Allowance Payment by the number of months between the Commencement Date for the Expansion Space and December 14, 2000. Partial months should be expressed to 1 decimal place.

          2.2.3 Third, divide Landlord's Allowance Payment by 60.

          2.2.4 Fourth, subtract the result in Section 2.2.3 from the result in
Section 2.2.2. The resulting number is the Amortization Amount.

As am example only, if you assumed that the number of months between the Commencement Date for the Expansion Space and December 14, 2000 was 48, then the Monthly Rent would be increased by $315.75 per month (since $75,780/48 = $1,578.75, and $75,780/60 = $1,263.00, and $1,578.75 - $1,263.00 = $315.75).

          2.3 The first month's rent shall be prorated in accordance with
Article 4 of the Lease if the Commencement Date for the Expansion Space is other than the first day of a calendar month. The Monthly Rent for the Expansion Space shall be in addition to the Monthly Rent for the original premises provided for under the Lease. Tenant is not entitled to any free rent with respect to the Expansion Space.

cost, damage or expense (including legal fees and costs) relating to any commissions or brokerage fees claimed on account of the execution hereof due to any action of Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have caused their signatures and seals to be hereunder affixed as of the date and year first above written.

LANDLORD                                      TENANT

MBL LIFE ASSURANCE                            ACCREDITED HOME LENDERS, INC., fka
CORPORATION,                                  MSK FINANCIAL SERVICES, INC.,
a New Jersey Corporation                      a California Corporation


By:/s/ Anthony N. Chirica                     By:/s/ Ray W. McKewon
   -------------------------------------         -------------------------------

Name: Anthony N. Chirica                      Name: Ray W. McKewon

Title: Regional Asset Management Officer      Title: Executive Vice President

Date: 8/27/96                                 Date: August 23, 1996

                           Second Amendment to Lease

The Second Amendment to Lease is entered into as of this       day of November,
                                                         -----
1996, by and between MBL LIFE ASSURANCE CORPORATION, a New Jersey corporation ("Landlord"), and Accredited Home Lenders, Inc., formerly known as MSK Financial Services, Inc. (dba Accredited Home Lenders) ("Tenant").

WHEREAS, Landlord and Tenant have previously entered into a certain Office Lease and Addendum (the "Lease") dated August 29, 1995, pursuant to which Tenant leased certain space at 15030 Avenue of Science, San Diego, California, located on the first floor of Building B (the "Premises"); and Landlord and Tenant subsequently amended the lease on August 27, 1996 to increase the premises incorporating the expansion space on the ground floor the ("First Amendment"); and

WHEREAS, Landlord and Tenant desire to modify certain provisions of the Lease and to provide for the terms and conditions for such modifications as hereinafter set forth:

NOW, THEREFORE, for and in consideration of Ten Dollars ($10) in hand paid, the mutual premises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Premises: Rent. In accordance with Section 6 of the First Amendment,
     --------------
     commencing October 2, 1996, the schedule of monthly rent for the entire ground floor premises of 15,050 square feet (Exhibit B attached) shall be adjusted as follows:

Monthly Rent                       Period
------------                       ------
$24,696.72                         10/2/96 to 11/14/96
$17,399.96                         11/15/96 to 12/14/96
$18,092.25                         12/15/96 to 12/14/97
$18,812,25                         12/15/97 to 12/14/98
$19,561.04                         12/15/98 to 12/14/99
$20,339.78                         12/15/99 to 12/14/00

2.   Miscellaneous. The provisions of this agreement supersede any contrary
     -------------
     provisions in the lease or amendment. Except as amended hereby the lease remains unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused their signatures and seals to be hereunto affixed as of the date and year first above written.

LANDLORD                                     TENANT

MBL Life Assurance Corporation,              Accredited Home Lenders, Inc., fka
A New Jersey Corporation                     MSK Financial Services, Inc.
a New Jersey Corporation                     a California Corporation


By: /s/ Elizabeth Smith                      By: /s/ Illegible
    ---------------------------                  -------------------------------

Name: ELIZABETH SMITH                        Name: Illegible

Title: VICE PRESIDENT                        Title: President

Date:                                        Date: 12-14-96
     -----------------

CARMEL POINT                                                           [GRAPHIC]
15030 AVENUE OF SCIENCE

                                   [GRAPHIC]

FIRST FLOOR
AS BUILT FLOOR PLAN
--------------------------------------------------------------------------------
NOT TO SCALE

                           THIRD AMENDMENT TO LEASE

This Third Amendment to Lease ("Third Amendment") is entered into as of this Illegible day of February 1997, by and between MBL LIFE ASSURANCE CORPORATION,
---------        --------
a New Jersey corporation ("Landlord"), and Accredited Home Lenders, Inc., formerly known as MSK Financial Services, Inc. ("Tenant").

WHEREAS, Landlord and Tenant have previously entered into a certain Office Lease and Addendum (the "Lease") dated August 29, 1995, pursuant to which Tenant leased certain space at 15030 Avenue of Science, San Diego, California, located on the first floor of Building B (the "Premises"); and Landlord and Tenant subsequently amended the Lease pursuant to the terms of a First Amendment to Lease dated August 27, 1996 and pursuant to a Second Amendment to Lease dated
November   , 1996. The term "Lease" a used herein shall mean and refer to the
         --
Lease as amended by the First and Second Amendments; and

WHEREAS Landlord and Tenant desire to further modify certain provisions of the Lease in accordance with this Third Amendment;

NOW, THEREFORE, for and in consideration of Ten Dollars ($10) in hand paid, the mutual premises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Defined or capitalized terms used herein and not otherwise
   -----------
defined herein shall have the same meanings as in the Lease. Defined terms set forth in the Lease and not expressly modified herein shall continue to have the meanings set forth in the Lease.

2. Premises: Rent.
   --------------

     2.1 Beginning on the Commencement Date, as defined herein, the Premises shall be increased by 7,685 square feet of Rentable Area a shown on Exhibit A-1, Suite 201 (the "Additional Space"), for a total of 22,735 square feet of Rentable Area (as shown on Exhibit A-2), and Tenant's Share under Article 1.1(p) of the Lease shall be increased to 19.62%

     2.2 The Monthly rent for the Additional Space shall be a follows:

     Monthly Rent   Period
     ------------   ------

     $10,759.00    the Commencement Date for the Additional Space to 12/14/97

     $11,143.25    12/15/97 to 12/14/98

     $11,527.50    12/15/98 to 12/14/99

     $11,911.75    12/15/99 to 12/14/ll0

     2.3 The first month's Monthly Rent, relating to the Additional Space, shall be prorated in accordance with Article 4 of the Lease if the Commencement Date for the Additional Space is other than) fifteenth day of a calendar month. The Monthly Rent for the Additional Space shall be in addition to the Monthly Rent for the Premises as provided in the Lease.

3. Commencement Date. The Commencement Date relative to the Additional Space
   -----------------
("Additional Space Commencement Date") shall be April 15, 1997, or as extended pursuant to the Workletter. The provisions of Section 3.1 of the Lease shall apply with respect to any inability of Landlord to deliver the Additional Space by the Additional Space Commencement Date. From and after the Additional Space Commencement Date, all references to "Premises" in the Lease shall mean and refer to the Premises including the Additional Space and all provisions of the Lease shall apply to the Additional Space except as herein otherwise specifically provided The Lease Termination Date will be remain 60 months from the original Commencement Date, notwithstanding the later Additional Space Commencement Date.

4. Tenant Finish. Landlord shall construct certain Improvements to the
   -------------
Additional Space, which shall be completed in accordance with the provisions of the Workletter attached as Exhibit B and made a part of this Third Amendment; the Tenant Finish Allowance shall not exceed $10 per square fool of Rentable Area (which equals $76,850) and shall include expenses incurred for preliminary space plans and construction management fees, permits and fees payable to the City of San Diego, and all

_______________________________________________________________________________

Date shall be January 31, 1997.

5. Security Deposit. The security deposit of $17,400.00 shall be increased by
   ----------------
$10,759.00 for a total security deposit of $28,159.00.

6. Commencement Date and Estoppel Certificate. Upon Substantial Completion of
   ------------------------------------------
the Tenant Finish in the Additional Space, Landlord and Tenant will execute a Commencement Date and Estoppel Certificate in the form attached hereto as Exhibit C, documenting the Additional Space Commencement Date, the amount of Tenant Finish Allowance, and other matters set forth therein.

7. Miscellaneous. It is specifically acknowledged and agreed that:
   -------------

     7.1 The provisions of this Third Amendment shall supersede any contrary provisions of the Lease.

     7.2 Tenant shall not be entitled to any rent abatement or other incentive with respect to the Additional Space which may have been provided in respect to the Original Premises.

     7.3 The Option to Extend provided in Exhibit H of the Lease shall apply to the Premises (including the Additional Space).

     7.4 The Operating Expense Base Year shall be 1996, irrespective of the Additional Space Commencement Date.

     7.5 The Option to terminate the Lease prior to the end of the 36th month, as provided in Paragraph 2 of the Addendum to the Lease (Exhibit H), is hereby deleted in its entirety and Tenant shall have no further right to terminate the Lease.

     7.6 Except as amended hereby, the Lease remains unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date and year first above written.

LANDLORD                                   TENANT

MBI, Life Assurance Corporation,           ACCREDITED HOME LENDERS, INC.,
a New Jersey Corporation                   a California corporation


By: /s/ Elizabeth Smith                    By: /s/ James A. Konrath
    ------------------------------------       --------------------------------

Name: ELIZABETH SMITH                      Name: James A. Konrath

Title: VICE PRESIDENT                      Title: President

Date:                                      Date: February 13, 1997
      ----------------------------------

CARMEL POINT
15030 AVENUE OF SCIENCE

                                     [GRAPHIC]

SECOND FLOOR
AS BUILT FLOOR PLAN
--------------------------------------------------------------------------------
NOT TO SCALE

CARMEL POINT
15030 AVENUE OF SCIENCE

                                     [GRAPHIC]

FIRST FLOOR
AS BUILT-FLOOR PLAN
--------------------------------------------------------------------------------
NOT TO SCALE

CARMEL POINT
15030 AVENUE OF SCIENCE

                                     [GRAPHIC]

SECOND FLOOR
AS BUILT FLOOR PLAN
--------------------------------------------------------------------------------
NOT TO SCALE

                                     [GRAPHIC]

                                                      PRELIMINARY FLOOR PLAN 'C'

EXHIBIT B
---------

WORKLETTER

This Workletter is dated          , between MBL Life Assurance Corporation
                         ---------
("Landlord") and Accredited Home Lenders, Inc., formerly known as MSK ("Tenant") Financial Services, Inc.

RECITALS

This Workletter is attached to and forms a part of that certain Third Amendment to office lease dated Jan. 1997 ("Lease"), pursuant to which Landlord has leased to Tenant office space in the Building.

Tenant requests and Landlord agrees to make certain initial improvements to the Premises, prior to occupancy, upon the terms and conditions contained in this Workletter.

1.   Definitions: In this Workletter, some defined terms are used. They are:
     -----------

     (a)  Tenant's Representative: Duane Drake
          -----------------------

     (b)  Landlord's Representative: Andrea Webb
          -------------------------

     (c)  Tenant Finish Allowance: Not to exceed $ 10.00 per square foot
          -----------------------
          (non-cash), which equals $ 76,850.00 (non-cash) and is to be applied by Landlord to the cost of the improvements.

     (d)  Programming Information: Information provided by Tenant, including the
          -----------------------
          nature of the Tenant's business, manner of operation, number and types of rooms, special equipment and functional requirements, anticipated growth, interactions among groups, and any other programming requirements the Tenant may have.

     (e)  Programming Information Submission Date: Feb. 1, 1997 the submit to
          ---------------------------------------
          Landlord the Programming Information necessary for the preparation of the space plan.

     (f)  Final Space Plan: A drawing of the Premises clearly showing the layout
          ----------------
          and relationship of all departments and offices, depicting partitions, door locations, types of electrical/data/telephone outlets, and delineation of furniture and equipment as approved by Tenant.

     (g)  Estimated Construction Cost: A preliminary estimate of the costs of
          ---------------------------
          the improvements that are depicted on the Final Space Plan, including all architectural, engineering, contractor, and any other costs as can be determined from the Final Space Plan.

     (h)  Working Drawings: Construction documents detailing the improvements,
          ----------------
          complete in form and content and containing sufficient information and detail to allow for competitive bidding or negotiated pricing by contractors) selected and engaged by Landlord.

     (i)  Construction Schedule: A schedule depicting the relative time frames
          ---------------------
          for various activities related to the construction of the improvements in the Premises.

     (j)  Tenant Cost Proposal: A final estimate of costs of the improvements
          --------------------
          that are depicted on the Working Drawings, including all architectural, engineering, contractor, and any other costs, and clearly indicating the dollar amount, if any, that is to be paid by Tenant pursuant to paragraph 7.

     (k) Maximum Approved Cost: The sum of the Tenant Finish Allowance and any ---------------------s
          additional amount that Tenant has agreed to pay for the Improvements to the Premises.

     (l)  Improvements: The work is inclusive of the following:
          ------------

          (1) The development of space plans and working drawings, including supporting engineering studies (i.e. structural design or analysis, lighting or acoustical evaluations, or others as determined by Landlord's architect);

          (2) All construction work necessary to create the details and partitioning shown on the Final Space Plan. The work will create finished ceilings, walls and floor surfaces, as well as complete HVAC, lighting, electrical and fire protection systems.

          The improvements will NOT include personal property items such as decorator items or services, artwork, plants, furniture, equipment, or other fixtures not permanently affixed to the Premises.

     (m)  Cost of the Improvements: The cost includes, but is not limited to,
          ------------------------
          the following:

          (1)  All architectural and engineering fees and expenses:

                                    Page B-1

          (2)  All contractor and construction manager costs and fees;

          (3)  All permits and taxes;

          (4) A coordination and administration fee to Landlord, pursuant to paragraph 4(b).

     (n)  Change Order: Any change, modification, or addition to the Final Space
          ------------
          Plan or Working Drawings after Tenant has approved the same.

     (o)  Building Standard: Component elements utilized in the design and
          -----------------
          construction of the Improvements that have been pre-selected by the Landlord to ensure uniformity of quality, function, and appearance throughout the Building. These elements include but are not limited to ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures, and HVAC components.

     (p) Other capitalized terms not defined herein shall have the same meaning as defined in the Lease

2.   Representatives. Landlord appoints Landlord's Representative to act for
     ---------------
     Landlord in all matters associated with this Workletter. Tenant appoints Tenant's Representative to act for Tenant in all matters associated with this Workletter. All inquiries, requests, instructions, authorizations, and other communications with respect to the matters covered by this Workletter will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any employee or agent of Landlord, including, without limitation, Landlord's architect, engineers, and contractors or any of their agents or employees, with regard to matters associated with this Workletter. Either party may change its representative under this Workletter at any time by providing 3 days' prior written notice to the other party.

3.   Project Design and Construction. All work will be performed by designers
     -------------------------------
     and contractors selected and engaged by Landlord.

4.   Cost Responsibilities.
     ---------------------

     (a)  Landlord: Landlord will pay up to the amount of the Tenant Finish
          --------
          Allowance for the cost of the Improvements.

     (b)  Tenant: Tenant will pay for:
          ------

          (1) Tenant-initiated changes to the Final Space Plan or Working Drawings after Tenant's approval: but only to the extent any such change results in total approved costs in excess of the Tenant Finish Allowance;

          (2) Tenant-initiated Change Orders, modifications, or additions to the Improvements after Tenant's approval of the Working Drawings: but only to the extent any such change results in total approved costs in excess of the Tenant Finish Allowance;

          (3) All costs in excess of the Tenant Finish Allowance that are not included in (1) or (2) immediately above: but only to the extent the Tenant Cost Proposal extends the Tenant Finish Allowance;

          (4) The cost of the Landlord's overhead for coordination and administration at a rate of 15% of the total cost to the Landlord of clauses (1), (2), and (3) above.

     (c) Tenant will not be entitled to any credit for any portion of the Tenant Finish Allowance which is not used.

5.   Landlord's Approval. Landlord in its sole discretion, may withhold its
     -------------------
     approval of any space plan, Working Drawings, or Change Order that:

     (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the Building;

     (b) Is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed;

     (c) Would not be approved by a prudent owner of property similar to the Building;

     (d) Violates any agreement which affects the Building or binds the Landlord;

     (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building;

                                    Page B-2

     (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

     (g) Does not conform to applicable building code or is not approved by any governmental, quasi-governmental, or utility authority with jurisdiction over the Premises; or

     (h)  Does not conform to the Building Standard.

6.   Schedule of Improvement Activities.
     ----------------------------------

     (a) On or before the Programming Information Submission Date, Tenant will cooperate with and submit to Landlord the Programming Information necessary for Landlord's architect to prepare the proposed space plan.

     (b) Landlord's architect will expeditiously prepare a space plan and forward it to Tenant. Tenant will give Landlord written notice whether or not Tenant approves the proposed space plan within 5 days after its receipt. If Tenant's notice objects to the proposed space plan, the notice will set forth how the proposed space plan is inconsistent with the Programming Information and how the proposed space plan must be changed in order to overcome Tenant's objections. Landlord will resubmit a revised space plan to Tenant and it will be treated as though it was the first proposed space plan prepared pursuant to this paragraph.

     (c) After Tenant approval of the Final Space Plan, Landlord will promptly cause to be prepared, a preliminary estimate of the cost of the Improvements as set forth in the final space plan (the "Estimated Construction Cost"). If the Estimated Construction Cost is less than the Tenant Finish Allowance, the Estimated Construction Cost will be deemed approved without a required response from the Tenant. If the Estimated Construction Cost is more than the Tenant Finish Allowance, Landlord will so notify Tenant in writing and Tenant will establish the Maximum Approved Cost by either:

          (1) Agreeing in writing (in a manner reasonably acceptable to Landlord) to pay the amount by which the Estimated Construction Cost exceeds the Tenant Finish Allowance; or

          (2) Agreeing to have the Final Space Plan revised by Landlord's architect in order to assure that the Estimated Construction Cost is either:

               (A)  No more than the Tenant Finish Allowance; or

               (B) Exceeds the Tenant Finish Allowance by an amount which Tenant agrees to pay pursuant to clause (1) immediately above.

               Tenant shall give immediate attention to establishing the Maximum Approved Cost by responding to Landlord within 2 business days. Upon Tenant's timely fulfillment of its obligations in either clause (1) or clause (2) immediately above, the Maximum Approved Cost will be established.

     (d) Upon establishment of the Maximum Approved Cost, Landlord will cause to be prepared and delivered to Tenant the Working Drawings, the Construction Schedule, and the Tenant Cost Proposal for the Improvements in accordance with the Final Space Plan. If the Tenant Cost Proposal is less than the Maximum Approved Cost, Landlord will take steps necessary to commence construction of the Improvements to the Premises.

          If the Tenant Cost Proposal is more than the Maximum Approved Cost, Landlord will so notify Tenant in writing and Tenant will either (1) agree in writing to pay the amount by which the Tenant Cost Proposal exceeds the Maximum Approved Cost or (2) request Landlord to revise the Working Drawings in order to assure that the Tenant Cost Proposal is no more than the Maximum Approved Cost.

          Tenant shall give immediate attention to the cost proposal approval process and to respond to Landlord within 3 business days.

     (e) Following approval of the Working Drawings and the Tenant Cost Proposal, Landlord will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the necessary approvals and permits, Landlord will begin construction of the Improvements.

7.   Payment by Tenant. The amount payable by Tenant will be billed
     -----------------
     periodically, as the work proceeds, and Tenant agrees to pay the same within 10 business days following delivery of each such invoice.

8.   Change Orders. Tenant may request changes to the Improvements during
     -------------
     construction only by written instructions to Landlord's Representative on a form approved by Landlord. All such changes will be

                                    Page B-3
     subject to Landlord's prior written approval which landlord may withhold in its sole discretion. Prior to commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, a Change Order setting forth the total cost of such change, which will include associated architectural, engineering, construction contractor's costs and fees, Construction Schedule changes, and the cost of Landlord's overhead. If Tenant fails to approve such change order within 5 business days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord will proceed with the change.

9.   Early Entry. Landlord, in its sole discretion, may permit Tenant and
     -----------
     Tenant's employees and agents to enter the Premises prior to the Commencement Date so that Tenant may do such other work as may be required to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, it will be upon the condition that Tenant and its employees, agents, contractors and suppliers shall work in harmony with Landlord and its employees, agents, contractors and suppliers and will not interfere with the performance of the work by Landlord or with the work of any other tenants or occupants in the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such license upon 24 hours written notice to Tenant. Tenant agrees that any such entry or occupation of the Premises shall be governed by all of the terms, covenants, conditions and provisions of the Lease, except the covenant for the payment of Rent, and further agrees that Landlord shall not be liable in any way for injury, loss or damage which may occur to any of the Tenant's work or installations made in such Premises, Building or Project, or to any personal property placed therein, the same being at Tenant's sole risk.

10.  Completion and Commencement Date. Tenant's obligation for payment of Rent
     --------------------------------
     pursuant to the Lease will commence on the Commencement Date; however, the Commencement Date and the date for the payment of Rent may be delayed on a day-by-day basis for each day the substantial completion of the Improvements is delayed by Landlord or its contractors or agents. The payment of Rent will not be delayed by a delay of substantial completion due to Tenant. The following are some examples of delays which will not affect the Commencement Date and the date Rent is to commence under the
     Lease:

     (a)  Late submissions of Programming Information;

     (b)  Change Orders requested by Tenant;

     (c) Delays in obtaining non-Building Standard construction materials requested by Tenant;

     (d) Tenant's failure to approve timely any item requiring Tenant's approval; and

     (e)  Delays by Tenant according to paragraph 6.

     In the event that substantial completion of the Improvements is delayed by Landlord, its contractors, or agents, the Commencement Date will be the date of substantial completion of the improvements, subject only to the completion of Landlord's punch-list items (that is, those items that do not materially interfere with Tenant's use and enjoyment of the Premises). Landlord and Tenant will confirm the Commencement Date in accordance with
     Section 3.1 of the Lease.

11.  Condition of the Premises.
     -------------------------

     (a) Prior to the Commencement Date, Tenant will conduct a walk-through inspection of the Premises with Landlord and prepare a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list and "latent defects" (as defined below), by taking possession of the Premises Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Improvements as required by this Workletter and that there are no items needing additional work or repair. The punch-list will not include any damage to the Premises caused by Tenant's move-in or early access, if permitted. Damage caused by Tenant will be repaired or corrected by Landlord at Tenant's expense. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and this Workletter. If Tenant fails to submit a punch-list to Landlord prior to the Commencement Date, it will be deemed that there are no items needing additional work or repair. Landlord's contractor will complete all reasonable punch-list items within 30 days after the walk-through inspection or as soon as practicable after such walk-through.

     (b) A "latent defect" is a defect in the condition of the Premises caused by Landlord's failure to construct the improvements in a good and workmanlike manner and in accordance with the working drawings, which defect would not ordinarily be observed during a walk-through inspection. If Tenant notifies Landlord of a latent defect within one year following the Commencement Date, then Landlord, at its expense, will repair such expense, will repair such

                                    Page B-4
          latent defect as soon as practicable. Except as set forth in this paragraph 11, Landlord will have no obligation or liability to Tenant for latent defects.

12.  No Liability. Subject to paragraph 11 regarding latent defects, Preparation
     ------------
     of the Final Space Plan and Working Drawings bar or on behalf of Landlord shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, ordinances, rules, regulations of governmental agencies or authorities, or the use and occupancy permit for the Building.

          *****[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]*****

                                    Page B-5

The Commencement Date and Estoppel Certificate is entered into by Landlord and Tenant pursuant to Section 6 of the Third Amendment to Office Space dated
              , 1997.
-------------

1. DEFINITIONS. In this certificate the following terms have the meanings given
   -----------
to them:

     (a)  Landlord: MBL Life Assurance Corporation

     (b) Tenant: Accredited Home Lenders, Inc., formerly known as MSK Financial Services, Inc.

     (c)  Lease: Third Amendment of Office Lease dated          , 1997
                                                       --------
     (d)  Premises: Suite 100 and 20l

     (e)  Building Address: 15030 Avenue of Science
                            San Diego CA 92128

2. Landlord and Tenant confirm that the Commencement Date for the Commencement
Date for the Expansion Space is              and that Section 1 of the Third
                                ------------
Amendment is accordingly amended

3. The Rentable Area of the Expansion Space is deemed to be           square
                                                            ---------
feet.

4. The Rentable Area of the Building is deemed to be             square feet.
                                                     -----------

5. Tenant's Share is            percent.
                     ----------

6. Tenant has accepted possession of the Expansion Space as provided in the Third Amendment.

7. The Improvements required to be furnished by the Landlord in accordance with the Workletter have been furnished to the satisfaction of Tenant (subject to any corrective work or punch-list items submitted previously to Landlord).

8. All terms and conditions to be performed by Landlord under the Third Amendment been satisfied and on this date there are no existing defenses or offsets which Tenant has against the full enforcement of the Lease by Landlord.

9. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:

     The Third Amendment to Office Lease dated             , 1997.
                                               -----------

10. There are no setoffs or credits against Rent, and no Security Deposit or prepaid Rent has been paid except as provided by the Lease.

Landlord and Tenant have executed this Commencement Date and Estoppel Certificate as of the dates set forth below.

Tenant:  Accredited Home Lenders, a     Landlord: MBL Life Assurance Corporation
         California corporation


By:                                     By:
      -------------------------------         --------------------------------

Name:                                   Name:
      -------------------------------         --------------------------------

Title:                                  Title:
      -------------------------------         --------------------------------

Date:                                   Date:
      -------------------------------         --------------------------------

                            Fourth Amendment to Lease

     This FOURTH AMENDMENT TO LEASE, made as of the 19th day of October, 1999, is by and between PROPERTY CALIFORNIA OB ONE CORPORATION, an Oregon corporation ("Landlord") and ACCREDITED HOME LENDERS, INC. ("Tenant").

                                    RECITALS

     A. Landlord's predecessor-in-interest, MBL Life Assurance Corporation ("MBL"), and Tenant, formerly known as MSK Financial Services, Inc., entered into that certain lease agreement dated August 29, 1995 (the "Lease"), pursuant to which Landlord leased unto Tenant and Tenant leased from Landlord approximately 22,735 rentable square feet of space commonly known as Suites No. 100 and 201 (collectively, the "Original Premises") in the office building located at 15030 Avenue of Science, San Diego, California ("Building"), as more particularly described in the Lease.

     B. Landlord is the current owner of the Building and has succeeded to all of MBL's right, title, and interest in and to the Lease.

     C. Tenant desires to further expand its premises and lease from Landlord an additional 8,184 rentable square feet of space located on the first floor of the Building which is commonly known as Suite 110 (the "Third Expansion Space"), as depicted on Exhibit "B" attached hereto and incorporated herein by this reference.

     D. The Term of the Lease is to expire on December 14, 2000, however, Tenant desires to extend the Term of the Lease through December 31, 2005. Landlord agrees to so extend the Term upon the terms and conditions outlined in this Amendment.

                                    AGREEMENT

     Now, therefore, for and in consideration of the facts mentioned above, the mutual promises set forth below and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto do agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meanings as ascribed to them in the Lease. Defined terms set forth in the Lease and not expressly modified herein shall continue to have the meanings set forth in the Lease.

     2. Effective Date. The amendments to the Lease set forth below shall be deemed effective as of the date Landlord delivers possession of the Third Expansion Space to Tenant

1 -   FOURTH AMENDMENT TO LEASE
with the Initial Improvements (as defined in paragraph 10 below) substantially completed therein (the "Effective Date").

     3. Premises. Section 1.1(g) of the Lease, as previously amended, shall be deleted in its entirety and replaced with the following:

     "(g) PREMISES: The premises shown on Exhibit A to this Lease known as Suites 100, 110 and 201."

     Also, Exhibit "A" attached to the Lease shall be replaced with Exhibit "A" attached hereto and incorporated herein by this reference.

     Furthermore, Section 1.1(h) of the Lease, as previously amended, shall be deleted in its entirety and replaced with the following:

     "(h) RENTABLE AREA OF THE PREMISES: 30,919 rentable square feet."

     4. Term; Expiration Date. Section 1.1(j) of the Lease is hereby deleted in its entirety and replaced with the following provision:

     "(j) TERM: Beginning on the Effective Date (as defined in the Fourth
          Amendment to Lease) and ending on the Expiration Date."

     Section 1.1(l) of the Lease is hereby deleted in its entirety and replaced with the following provision:

     "(l) EXPIRATION DATE:  December 31, 2005."

     5. Security Deposit. The sum of Twenty-Eight Thousand One Hundred Fifty-Nine and 00/100 Dollars ($28,159.00) (the "Existing Deposit") currently held by Landlord as a security deposit pursuant to Article 22 of the Lease shall continue to be held by Landlord throughout the Term of the Lease (as extended by this Amendment) pursuant to the terms and conditions set forth in Article 22 of the Lease. In addition, upon execution of this Amendment, Tenant shall pay Landlord the sum of Fourteen Thousand Five Hundred Sixty-Seven and 52/100 Dollars ($14,567.52), which shall be added to the Existing Deposit and shall result in a total security deposit of Forty-Two Thousand Seven Hundred Twenty-Six and 52/100 Dollars ($42,726.52), which shall be held by Landlord throughout the term of the Lease pursuant to the terms and conditions set forth in Article 22 of the Lease.

     6. Monthly Rent. All provisions in the Lease regarding monthly rent for the Premises shall be amended as follows. From the Effective Date through December 14, 2000, Tenant shall continue to pay those amounts owing under the Lease for the Original Premises.

2 -   FOURTH AMENDMENT TO LEASE

From December 15, 2000 through December 31, 2000, Tenant shall pay Landlord the sum of Twenty-Two Thousand One Hundred Ninety-Two and no/100 Dollars ($22,192.00) for base rent for the Original Premises, which is based on One Dollar and 78/100 Dollars ($1.78) per rentable square foot of the Original Premises per month, as appropriately prorated.

     In addition to the sums set forth above for the Original Premises, from the Effective Date through December 31, 2000, Tenant shall pay Landlord monthly rent for the Third Expansion Space in the amount of Fourteen Thousand Two Hundred Forty and 16/100 Dollars ($14,240.16), as appropriately prorated.

     From January 1, 2001, through December 31, 2005, Tenant shall pay Landlord the following sums as monthly rent for the entire Premises:

  Time Period                 P.S.F./per month               Monthly Amount
  -----------                 ----------------               --------------
1/1/01-12/31/01                     $1.78                     $55,035.82
1/1/02-12/31/02                     $1.83                     $56,581.77
1/1/03-12/31/03                     $1.88                     $58,127.72
1/1/04-12/31/04                     $1.93                     $59,673.67
1/1/05-12/31/05                     $1.98                     $61,219.62

     7. Operating Expenses. Section 1.1(o), Section 1.1(p) and Article 5 of the Lease shall be revised as follows. With respect to the Original Premises, Tenant shall continue to pay Landlord from the Effective Date through December 14, 2000, Tenant's Share (equal to 19.62%) of Operating Expenses in excess of the current Operating Expense Base of 1996. With respect to the Third Expansion Space, Tenant shall pay Landlord from the Effective Date through the Expiration Date Tenant's Share (equal to 7.06%) of Operating Expenses in excess of the actual expenses incurred by Landlord in the calendar year ending December 31, 1999. With respect to the entire Premises, from December 15, 2000, through the Expiration Date, Tenant shall pay Landlord Tenant's Share (equal to 26.68%) of Operating Expenses in excess of the actual expenses incurred by Landlord in the calendar year ending December 31, 1999.

     8. Parking. Section 1.1(q) of the Lease shall be deleted in its entirety and replaced with the following:

     "(q) PARKING SPACES: One Hundred Ten (110) spaces according to Article 26."

     9. Insurance. The following new item (e) shall be added to Section 6.2 of the Lease:

     "(e) Umbrella excess liability insurance, on an occurrence basis, that applies excess of required commercial general liability, business auto liability, and employers

3 -   FOURTH AMENDMENT TO LEASE
          liability policies, which insures against bodily injury, property damage, personal injury, and advertising injury claims with limits of not less than (i) $2,000,000 per occurrence, and (ii) $2,000,000 for the annual aggregate. These limits shall be in addition to and not including those stated for underlying commercial general liability, business auto liability, and employers liability insurance. Such policy shall name Landlord, currently Property California OB One Corporation, Landlord's asset manager, currently LaSalle Investment Management, Inc., and property manager, currently Meissner-Jacquet Investment Management Services, including each of the foregoing entities' trustees, officers, directors, agents, and employees and any Landlord's mortgagees, all as additional insureds."

     Within ten (10) days after this Amendment is fully executed, Tenant shall deliver to Landlord an updated certificate of insurance showing that Tenant carries the additional insurance policy listed above.

     10. Delivery and Condition of Third Expansion Space. As soon as possible after this Amendment is mutually executed by the parties hereto, Landlord shall deliver the Third Expansion Space to Tenant in the condition required by the Work Letter attached hereto as Exhibit "C". In addition to substantially completing the Initial Improvements (as defined in the Work Letter), Landlord shall, at its sole cost and expense, replace the ceiling panels within the Third Expansion Space before the Effective Date. The costs of replacing such panels shall not be included in the Allowance to be paid by Landlord in connection with the Initial Improvements. Furthermore, in addition to the Initial Improvements, Landlord shall replace the missing miniblinds on the windows in the Third Expansion Space and patch the holes where plumbing hookups exist on the floor of the Third Expansion Space (collectively, "Miscellaneous Work"). Landlord's actual costs of completing the Miscellaneous Work shall be included in the Allowance to be paid by Landlord in connection with the Initial Improvements. No costs associated with the recent HVAC installations shall be included in the Allowance. Tenant acknowledges and agrees that except as herein provided, neither Landlord, its asset manager, property manager or any employee or agent of said entities have made any representations or warranties with respect to the condition of the Third Expansion Space. All references in the Lease to work performed by Landlord as of the original commencement date of the lease or with respect to prior expansion spaces are no longer applicable and therefore shall be deleted in their entirety. Tenant agrees to hold Landlord harmless from any interruption of business that may be suffered by Tenant and from any other liability whatsoever resulting from the completion of the Initial Improvements. Landlord will make every reasonable effort to complete the Initial Improvements as soon as possible, but can make no guaranty as to a specific date of completion, and said completion date shall not affect the payment of rent due from Tenant under the Lease with respect to the Original Premises. Tenant acknowledges that Landlord has forewarned Tenant of the inconvenience that Tenant may experience by occupying the Original Premises during the completion of the Initial Improvements within the Third Expansion Space including, but not limited to, noise, dust and debris, and that Landlord is accommodating Tenant's request to

4 -   FOURTH AMENDMENT TO LEASE
complete the Initial Improvements during Tenant's occupancy of the Original Premises. Landlord shall cause its contractors to use commercially reasonable efforts to minimize any damage to persons or property within the Original Premises and any disruption to Tenant's business in the Original Premises that may be caused by the construction of the Initial Improvements within the Third Expansion Space. Notwithstanding anything to the contrary in the Lease or in this Amendment. Tenant shall not be responsible for any HVAC costs associated with the roof top equipment or equipment that services suites other than the Third Expansion Space.

     11. Improvements to Original Premises. Tenant shall have the right to make improvements within the Original Premises (the "Renewal Improvements"), provided that Tenant complies with all of the terms and condition set forth in Article 14 of the Lease. In consideration of Tenant's extension of the Term of the Lease, Landlord shall contribute up to the sum of Ninety Thousand Nine Hundred Forty and no/100 Dollars ($90,940.00) toward any Renewal Improvements that Tenant completes at any one time after January 1, 2000 (the "Renewal Allowance"), which shall be paid as follows. Landlord shall pay Tenant all or the appropriate part of the Renewal Allowance within thirty (30) days after Landlord's receipt of (i) Tenant's written statement that the Renewal Improvements have been substantially completed, (ii) satisfactory invoices of Tenant's actual costs incurred in connection with the Renewal Improvements, and (iii) lien waivers from all contractors and suppliers involved in the construction of the Renewal Improvements. Should the cost of the Renewal Improvements exceed the Allowance, Tenant shall be solely responsible for the payment of such overage. Should the cost of the Renewal Improvements be less than the Allowance, Landlord shall have no obligation to pay or credit to Tenant any portion of such shortfall. No costs associated with the recent HVAC installations shall be included in the Renewal Allowance.

     12. Renewal Option. Exhibit "H" to the Lease is hereby deleted in its entirety and the following new Section 27.37 is added to the Lease in lieu thereof:

     "26.37 Option to Renew. Tenant shall have one (1) option to renew the Term of the Lease for an additional five (5) years, provided that Tenant gives Landlord written notice of its intention to renew at least one hundred eighty
(180) days but not more than two hundred and ten (210) days prior to the Expiration Date and Tenant is not in default under any terms of the Lease as of the date of Tenant's notice nor at the time the renewal period is to commence. Tenant's leasing of the Premises during the renewal term shall be upon all of the same terms and conditions of this Lease, provided, however, monthly rent for the renewal term shall be equal to the then-existing fair market rate as of the date the renewal term is to commence, based upon what Landlord is then charging for comparable space in the Building.

     13. No Further Modifications. Except as otherwise set forth in this Amendment, the terms and conditions of the Lease remain unchanged and in full force and effect.

5 -   FOURTH AMENDMENT TO LEASE

     14. Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire and complete agreement of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, statements, promises, understandings, arrangements, and commitments, all of which, whether oral or written, are merged herein.

     15. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which when executed and delivered shall together constitute one and the same instrument.

     16. Authority. Each party represents that the person executing this Amendment for such party is acting on behalf of such party and is duly authorized to execute this Amendment for such party.

     17. Brokers. Tenant represents that it has had no dealing with any real estate brokers or agents in connection with this Amendment. Tenant shall indemnify and hold Landlord harmless from any and all claims that may be made by any broker or agent in connection with this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Lease as of the date first written above.

LANDLORD:      PROPERTY CALIFORNIA OB ONE CORPORATION,
               an Oregon corporation

               By:  LaSalle Investment Management, Inc.
                    Its Authorized Agent


                    By:  /s/ Jeffrey E. West
                         -----------------------------------
                         Jeffrey E. West
                         Its Vice President


                    By:  /s/ William W. Barendrick, Jr.
                         -----------------------------------
                         William W. Barendrick, Jr.
                         Its Principal


TENANT:        ACCREDITED HOME LENDERS, INC.


                    By:  /s/ James A. Konrath
                         -----------------------------
                         James A. Konrath
                         Title: CEO

6 -   FOURTH AMENDMENT TO LEASE

                                   EXHIBIT "A"

                                    PREMISES

               [See attached depiction of Suites 100, 110 and 201]

CARMEL POINT BUSINESS PARK                                             [GRAPHIC]
15030 AVENUE OF SCIENCE
FIRST FLOOR
BUILDING 'B'

DATE: 06/25/99

                                    [GRAPHIC]

FIRST FLOOR - AS-BUILT PLAN
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NOT TO SCALE

                                                                           NORTH

CARMEL POINT BUSINESS PARK                                             [GRAPHIC]
15030 AVENUE OF SCIENCE
SECOND FLOOR
BUILDING 'B'

DATE: 12/08/98

                                    [GRAPHIC]

SECOND FLOOR - AS-BUILT PLAN
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NOT TO SCALE
                                                                           NORTH

                                   EXHIBIT "B"

                              THIRD EXPANSION SPACE

                      [See attached depiction of Suite 110]

                                   EXHIBIT "B"

ACCREDITED HOME LENDERS

CARMEL POINT BUSINESS PARK
15030 AVENUE OF SCIENCE
SUITE 110
SAN DIEGO, CA 92128

PROJECT, 055432
DATE, 04/30/99

                                    [GRAPHIC]

                                   EXHIBIT "C"

                                   WORK LETTER

     This WORK LETTER (the "Agreement") is hereby made a part of that certain
Fourth Amendment to Lease dated October            . 1999, made and entered into
                                        -----------
by and between Property California OB One Corporation ("Landlord"), and Accredited Home Lenders, Inc. ("Tenant") (the "Amendment"). All terms used herein which are defined in the Amendment shall have the same meanings herein as are ascribed to such terms in the Amendment. Landlord and Tenant hereby agree as follows with respect to the construction of initial improvements in the Third Expansion Space.

     1. COMPLETION AND APPROVAL OF PLANS.
        --------------------------------

          1.1 Space Plan. All work required to be performed by Landlord or
              ----------
Landlord's contractor pursuant to this Agreement is hereinafter referred to as the "Landlord's Work". Landlord shall cause to be constructed, at Landlord's cost except as otherwise specified herein, improvements in the Third Expansion Space (the "Initial Improvements") in accordance with that certain preliminary plan (the "Space Plan") attached hereto as Exhibit "C-1" and made a part hereof.

          1.2 Final Plans. Upon the execution of the Amendment by both parties,
              -----------
Landlord shall cause to be prepared such plans, drawings, and specifications (collectively, the "Plans") as may be necessary to obtain a building permit for construction of the Initial Improvements. Upon completion thereof, the Plans shall be submitted to Tenant for approval. Tenant shall notify Landlord, in writing, within five (5) days following receipt by Tenant of the Plans if Tenant disapproves of any portion thereof. Such disapproval shall be communicated with sufficient specificity to enable Landlord to revise the Plans in a manner acceptable to Tenant; however, Tenant shall not be permitted to disapprove the Plans to the extent they conform to the Space Plan. Failure of Tenant to timely notify Landlord of any such disapproval shall constitute approval by Tenant of the Plans. If Tenant timely and properly objects to any portion of the Plans, Landlord shall cause the same to be revised accordingly, and shall resubmit the revised Plans to Tenant for approval. Tenant shall have two (2) days to disapprove of the revised Plans, but shall not be permitted to raise any objections to any portion of Plans previously approved by Tenant. The foregoing process shall continue until the Plans are approved by Tenant.

          1.3 Required Changes. Tenant hereby consents to any changes to the
              ----------------
Plans which may be imposed as a condition of obtaining a permit for the construction of the Initial Improvements by any municipal department having jurisdiction over same.

          1.4 Requested Changes. Tenant may request changes to the final Plans
              -----------------
following approval thereof, but no such changes shall be made except upon Landlord's prior written consent. All such requests for changes and consent shall be subject to the procedures set forth in Paragraph 5 hereof.

     2. COMMENCEMENT OF CONSTRUCTION AND COSTS. Landlord's Work shall commence
        --------------------------------------
as soon as reasonably practicable following the issuance of the building permits for the Initial Improvements.

          2.1 Tenant's Cost; Allowance. Tenant shall bear all costs of
              ------------------------
constructing the Initial Improvements, except that Landlord shall provide a construction allowance (the "Allowance") to be applied to such costs in an amount not to exceed Ninety-Eight Thousand Two Hundred Eight and no/100 ($98,208.00). The costs of such construction shall not include demolition of existing tenant improvements but shall include, without limitation, preparation of Plans and all working drawings, obtaining building permits, labor and materials used in such construction, and all other costs of such construction including a conditional use permit (if required) and occupancy permits. No portion of the Allowance may be used for furniture, fixtures, or equipment, or for any non-permanent or non-building standard improvement in the Third Expansion Space. If the costs of completing the Initial Improvements shall exceed the Allowance, Tenant shall reimburse Landlord for such excess costs within thirty (30) days after received an invoice from Landlord of all costs associated with the design and construction of the Initial Improvements. If the costs of completing the Initial Improvements should be less than the Allowance, Landlord shall have no obligation to pay or credit to Tenant any portion of such shortfall.

     3. ACCEPTANCE OF THIRD EXPANSION SPACE. Landlord shall deliver the Third
        -----------------------------------
Expansion Space to Tenant, and Tenant shall accept the same, upon final inspection and/or approval of the same by the municipality having jurisdiction over the construction of the Initial Improvements. Except in the event of any Tenant Delay (as hereinafter defined), delivery of the Third Expansion Space shall be deemed to have occurred one (1) business day following Landlord's written notice to Tenant that such inspection has been performed or such approval has been obtained. Tenant shall have three (3) days following delivery of the Third Expansion Space to inspect the same and to identify in writing any portion of Landlord's Work still to be completed by Landlord (the "Punch List"). If Tenant has not delivered the Punch List to Landlord within such time, Tenant shall be deemed to have accepted the Third Expansion Space and the Initial Improvements as delivered by Landlord and Landlord shall have no further responsibility for same.

     4. CONTRACTORS; MATERIALS. Except as otherwise herein provided or as may be
        ----------------------
otherwise approved by Landlord, all construction of the Initial Improvements, including work to be performed at Tenant's expense, if any, shall be performed by Landlord's contractors in a good and workmanlike manner. Notwithstanding the foregoing, Tenant shall have the right to furnish Landlord with the name of its own contractor that it desires that Landlord use to complete the Initial Improvements. If Tenant's contractor's bid for the Initial Improvements is lower than Landlord's contractor's bid, Landlord shall choose Tenant's contractor to complete the Initial Improvements, provided that Tenant's contractor is properly licensed, bonded and insured in accordance with Landlord's criteria for the selection of a contractor performing services within the Building. Tenant acknowledges that all improvements described in the Space Plan, including, without limitation, all wall covering, woodwork (if any), fixtures, paint, floor coverings, and other finishes are contemplated to be of building standard quality, as determined ,by Landlord from time to time for general tenant improvement work in the Project ("Building

Standard"). Landlord shall not under any circumstances be required to provide or pay for any furniture, trade fixtures, equipment or other personal property of Tenant, or any other item ,which is not to be permanently affixed to the Third Expansion Space and made a part thereof or which is not Building Standard.

     5. EXTRA WORK.
        ----------

          5.1 In General. Except as expressly approved in writing by Landlord
              ----------
pursuant to the provisions of this Paragraph 5, Landlord shall not be required to perform any additional or nonstandard work over and above that which is Building Standard, nor shall Landlord be required to revise the final Plans or any portion of the Initial Improvements which have been constructed (all such additional, nonstandard, or revised work is hereinafter collectively referred to herein as "Extra Work"). Tenant may request Landlord, in writing, to perform any Extra Work desired by the Tenant. Tenant acknowledges that any delays in the completion of the Initial Improvements caused by the review of any request for, as well as any approval and/or performance of Extra Work shall constitute a Tenant Delay as described in Paragraph 9.2 below, regardless of whether or not the Extra Work is actually performed.

          5.2 Procedure. Any request by Tenant for Extra Work which would
              ---------
require a change to the final Plans shall be accompanied by all necessary additional and/or revised Plans for such Extra Work, which revised Plans shall be prepared at Tenant's expense by Landlord's architect. Landlord shall respond in writing to any request by Tenant for the performance of Extra Work. Any approval of such request may, in Landlord's sole discretion, be conditioned upon any or all of the following: (i) payment by Tenant, in advance, of all estimated costs of such Extra Work, along with a reasonable work review fee; (ii) the written acknowledgment by Tenant that any additional time required to perform such Extra Work shall constitute a Tenant Delay, and (iii) any other conditions which Landlord may find to be reasonable under the circumstances. If Tenant shall fail to meet any such conditions precedent to the performance of Extra Work within three (3) days following Landlord's notice to Tenant of same, the proposed Extra Work shall be deemed disapproved by Tenant, and Landlord shall not be obligated to perform any portion thereof.

     6. ENTRY MADE AT TENANT'S SOLE RISK. Upon the prior written consent of
        --------------------------------
Landlord, and at such times as are acceptable to Landlord in Landlord's sole discretion, Tenant and its approved contractors shall have the right to enter the Third Expansion Space during the construction of the Initial Improvements without payment of rent, for the following purposes only: (a) to perform such work or decoration as is to be performed by or under the direction or control of Tenant; (b) to review the progress of the construction of the Initial Improvements for the purpose of coordinating Tenant's move into the Third Expansion Space; and (c) to install Tenant's furniture, fixtures, and equipment; provided that such entry or performance of work shall not interfere in any manner with the conduct of Landlord's Work. Any entry into the Third Expansion Space by Tenant, its agents, contractors, and employees during the construction of the Initial Improvements shall be at the sole risk of Tenant, and Tenant hereby releases Landlord, its agents, contractors, and employees, from any and all liability, cost, damage, expense, and claim for injury (including bodily injury, death or property damage)

(collectively, "Claims") incurred or suffered by Tenant in or about the Third Expansion Space during the construction of the Initial Improvements, except to the extent such Claims are caused by the negligence or intentional misconduct of Landlord, its employees, agents or contractors, Tenant hereby indemnifies, defends, and holds Landlord, its agents, contractors, and employees, harmless from and against any and all claims, including attorneys' fees and costs, made against Landlord by any party, or incurred by Landlord, as a result of any entry into or inspection of the Third Expansion Space made by Tenant, its agents, contractors, employees, or invitees, during the construction of the Initial Improvements, except to the extent such claims are caused by the negligence or intentional misconduct of Landlord, its employees, agents or contractors.

     7.   HIRING OF CONTRACTORS APPROVED BY LANDLORD.
          ------------------------------------------

          7.1 Approval Required. Tenant shall not permit any contractor to
              -----------------
perform work in the Third Expansion Space in connection with the Initial Improvements (including such work as is described in Paragraph 6 above) or for any other purpose without the express prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Landlord may require Tenant to furnish a payment and performance bond for the performance of any work to be performed by or for Tenant, which bond shall be posted prior to the commencement of any such work. Any such contractors approved by Landlord for the performance of any work in the Third Expansion Space prior to occupancy by Tenant shall be subject to the supervision of Landlord's contractor. In order to ensure the orderly and lien free completion of any such work in the Third Expansion Space (other than Landlord's Work). Landlord may (i) require Tenant to pay the estimated costs of such other work to Landlord in advance in which case Landlord shall pay such contractors directly out of funds received for such purpose from Tenant, or (ii) bill Tenant for such work as costs therefor are incurred. Landlord shall be entitled to receive a reasonable work review fee for all of such work, and such fee shall be increased in the event of any change orders resulting in increases in the contract price for such work. The foregoing requirements shall apply to all work performed in the Third Expansion Space for the benefit of Tenant prior to delivery of the Third Expansion Space to Tenant, including, but not limited to, installation of telephone equipment, electrical devices and attachments, and all installations (other than Landlord's Work) affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Third Expansion Space. All materials and workmanship used in the construction by Tenant or Tenant's contractors of any improvements in the Third Expansion Space shall be of a quality that is at least Building Standard. Notwithstanding any provision to the contrary in the Lease, this Work Letter, or any other document comprising the Lease, Landlord shall have no responsibility whatsoever for the correction of any defect in Landlord's Work which has been covered by Tenant or any of Tenant's contractors.

          7.2 Contractor Requirements. Tenant's contractors, if any, shall
              -----------------------
comply with all rules and regulations which Landlord may generally impose from time to time upon subcontractors in the building. Tenant shall require all contractors and subcontractors performing construction or alterations to the Third Expansion Space to, prior to commencing any such work, furnish Landlord with original certificates of insurance evidencing that such contractors and subcontractors carry: (i) workers compensation insurance in such amounts as may be required by law; (ii) liability insurance (including owned and non-owned automobile liability) with limits of no less than $2,000.000; and (iii) employers liability insurance with limits of at least $1,000.000. All liability policies of any such contractor shall name Landlord and its managing agent as additional insureds; be primary to and non-contributory with any liability insurance carried by Landlord and its managing agent, and shall contain contractual liability and cross liability endorsements in favor of Landlord, and its managing agent. Any such contractor shall agree in writing, prior to the commencement of any work, to indemnify, protect, defend, and hold Landlord and its managing agent harmless from and against any claims, liability, damage, actions, losses, and costs (including attorneys' fees) arising out of such contractor's negligence, willful misconduct, or the performance of such contractor's work.

          7.3 No Warranty. Landlord's supervision and/or approval of any
              -----------
contractor or any contractors work shall not under any circumstances constitute a warranty or representation that such work was properly performed or designed or create any liability for payment for such work by Landlord. Rather, Tenant acknowledges that such supervision by Landlord is for the sole benefit of Landlord and the property wherein the Third Expansion Space is located.

     8.   TENANT'S LIABILITIES. Landlord shall have no liability for any loss of
          --------------------
or damage to any of Tenant's or Tenant's contractors' fixtures or property installed or left in the Third Expansion Space or elsewhere in the Project, and Tenant shall be fully responsible for same. Tenant shall be responsible at its own expense for the prompt removal of all rubbish and refuse left by Tenant's contractors and in connection with the delivery of Tenant's personal property into the Third Expansion Space. Tenant shall be liable for the repair of any damage to the Initial Improvements occurring during any entry into the Third Expansion Space by Tenant, its agents, contractors, employees, or invitees.

     9.   DELAY.
          -----

          9.1 Force Majeure Delays. The term "Force Majeure Delay" shall mean
              --------------------
any delay in the completion of the Initial Improvements which is attributable to any: (1) delay or failure to perform attributable to any strike, lockout or other labor or industrial disturbance, civil disturbance, judicial order, act of a public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any governmental agency; (2) delay attributable to inability to secure building permits and approvals; (3) delay in completing working drawings or other necessary components of final Plans, and/or delay in the construction of the Initial Improvements despite Landlord's diligent efforts to complete same, because of changes in any laws or regulations subsequent to the execution date hereof (including, without limitation, the Americans with Disabilities Act of 1990) or changes in the interpretation of any such law by the applicable building department; or (4) delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any other cause beyond the reasonable control of Landlord. Notwithstanding any provision of the Lease to the contrary, any prevention, delay, or stoppage due to any Force Majeure Delay shall excuse Landlord's performance hereunder for a period of time equal to any such prevention, delay or stoppage, and Tenant shall have no right to terminate this Lease as a result thereof.

          9.2 Tenant Delay. The term "Tenant Delay" shall mean, with respect to
              ------------
the completion of the Initial Improvements, delay which is attributable to any:
(1) delay in the giving of authorizations or approvals by Tenant; (2) delay attributable to the negligent or willfully wrongful acts or failures to act of Tenant, its agents or contractors; (3) delay attributable to the interference of Tenant, its agents or contractors with the completion of Landlord's Work, including delays resulting from entry into the Third Expansion Space by such persons as contemplated in Paragraph 6 above; (4) any extension of time required to complete the Initial Improvements because of changes to the Plans or the Initial Improvements requested by Tenant, including any delays caused by requests for Extra Work pursuant to Paragraph 5, above; or (5) any delay in obtaining a certificate of occupancy for the Third Expansion Space as a result of the failure of any contractor hired by Tenant to complete any portion of the Initial Improvements prior to the completion of Landlord's Work. In the event of any Tenant Delay, the date of delivery of the Third Expansion Space to Tenant by Landlord shall be deemed, for the purpose of determining the commencement date of Tenant's obligation to pay Base Rent and all other amounts due under the Lease, to be one day earlier than the actual date of such delivery for each day in which any Tenant Delay occurs.

                                 EXHIBIT "C-I"

                                   SPACE PLAN

                                 [See attached.]

ACCREDITED HOME LENDERS                                                [GRAPHIC]
CARMEL POINT BUSINESS PARK
15030 AVENUE OF SCIENCE
SUITE 110
SAN DIEGO, CA 92128

PROJECT: #3393.2
DATE: 09/30/99

NOTES:

A.   THIS PLAN MUST BE REVIEWED BY THE CITY OF SAN DIEGO FOR EXITING ANALYSIS.

B. THIS PLAN IS FOR ADJACENCIES REFERENCE ONLY. LUND VANDRUFF SHALL DEVELOP CONSTRUCTION DOCUMENTS IN ORDER TO ESTABLISH ACCURATE SCOPE OF WORK. LUND VANDRUFF IS NOT RESPONSIBLE FOR ANY PRELIMINARY BIDS DEVELOPED FROM THIS PRELIMINARY PLAN.

C. TENANT'S OWN SYSTEMS, FURNITURE CONSULTANT SHALL BE RESPONSIBLE TO FIELD VERIFY CLEARANCE REQUIRED FOR TENANT'S OWN SYSTEMS FURNITURE.

                                    [GRAPHIC]

CONSTRUCTION NOTES:

THE FOLLOWING IS SUBJECT TO PRICING AND SUBSEQUENT LANDLORD'S APPROVAL:

1. AT KITCHEN, CONTRACTOR TO PROVIDE NEW PLASTIC LAMINATE BASE AND UPPER CABINETS. EXISTING DISHWASHER AND SINK TO REMAIN AND BE REWORKED AS REQUIRED.

2. AT NEW OFFICE, CONTRACTOR TO RELOCATE EXISTING ELECTRICAL PANELS AND TELEPHONE BOARD.

3.   AT KITCHEN, CONTRACTOR TO PROVIDE NEW V.C.T AND RUBBER BASE.

4. ENTIRE EXPANSION SUITE WITH EXCEPTION OF THE KITCHEN, IS TO RECEIVE NEW CARPET, RUBBER BASE AND PAINT THROUGHOUT.

5. PRIOR TO ANY MECHANICAL AND ELECTRICAL WORK, CONTACTOR TO VERIFY ALL POINTS OF CONNECTION AND REWORK DUCTWORK AND ELECTRICAL PANELS AS REQUIRED. THERE SHALL BE NO OTHER CONNECTIONS TO ANY OTHER TENANT SPACES.

PRELIMINARY PLAN "A"
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